UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Credo Technology Group Holding Ltd
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL GENERAL MEETING OF
CREDO TECHNOLOGY GROUP HOLDING LTD
To Be Held on October 21, 2024
The 2024 Annual General Meeting (the “Annual Meeting”) of Credo Technology Group Holding Ltd, a Cayman Islands exempted company, is scheduled to be held on Monday, October 21, 2024, at 1:00 p.m. Pacific Time both virtually via the internet and in person at Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134.
The Annual Meeting will also be held virtually via live audio-only webcast at http://www.meetnow.global/MJFKZY9, but the physical location of the Annual Meeting will remain at the location specified above for the purposes of the Company’s amended and restated memorandum and articles of association (the “Articles”). If you attend the Annual Meeting virtually, you will be able to vote your ordinary shares electronically by Internet and submit questions online during the meeting by logging in to the website specified above using the control number provided directly by Computershare Trust Company, N.A. ("Computershare") if you are a shareholder of record as described in the “Questions and Answers About Our Annual Meeting” (the “Q & A”) section under “If I am a shareholder of record, how do I vote my shares?” below, or if you hold shares through a broker, by following the instructions to obtain a legal proxy and submitting it to Computershare for a control number as outlined in the Q & A under “How do I register to attend the Annual Meeting virtually?”.
The purposes of the Annual Meeting are:
1.To elect the three (3) Class III director nominees to hold office until the earlier of the 2027 Annual General Meeting (the “2027 Annual Meeting”) or their resignation or removal;
2.To approve, on a non-binding advisory basis the compensation of the Company’s named executive officers;
3.To approve the Amended and Restated Employee Stock Purchase Plan; and

4.To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending May 3, 2025.
In addition, shareholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote in their discretion the shares represented by all properly executed proxies.
The foregoing items of business are more fully described in the proxy statement accompanying this notice of the Annual Meeting.
We have established 6:00 p.m., Pacific Time on August 19, 2024 as the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only holders of ordinary shares as of the record date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Execution of a proxy will not in any way affect your right to attend and vote at the Annual Meeting, and any person giving a proxy has the right to revoke it at any time before it is exercised. Each shareholder may appoint only one proxy holder or representative to attend the meeting on their behalf.

Our Board unanimously recommends that you vote FOR each of the proposals included in the proxy as set out below:

Proposal No.	Proposal	Board Vote Recommendation
1	To elect the three (3) Class III director nominees to hold office until the earlier of the 2027 Annual Meeting or their resignation or removal.	For each nominee
2	To approve, on a non-binding advisory basis the compensation of our named executive officers, as disclosed in this proxy statement.	For
3	To approve the Amended and Restated Employee Stock Purchase Plan.	For
4	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending May 3, 2025.	For
In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of shareholders to be held by means of remote communication under the Articles or Cayman Islands law, or that otherwise makes it advisable to adjourn the Annual Meeting, the chair or secretary of the Annual Meeting will convene the meeting at 1:00 p.m. Pacific Time on the date specified above at Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134 solely for the purpose of adjourning the meeting to reconvene at a date, time and physical and virtual locations announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement in the Investor Relations section of our website at https://investors.credosemi.com.
Your attention is directed to the accompanying proxy statement. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. For specific voting instructions, please refer to the information provided in the following proxy statement, together with your proxy card or the voting instructions you receive by mail or email or that are provided via the Internet or by your broker.
BY ORDER OF THE BOARD OF DIRECTORS

WILLIAM J. BRENNAN
President, Chief Executive Officer and Director
August 26, 2024

Important notice regarding the availability of proxy materials for the Annual Meeting:
The proxy statement and the financial and other information contained in our annual report are available on the Internet and may be viewed at www.edocumentview/CRDO.

PROXY STATEMENT
FOR
ANNUAL GENERAL MEETING OF CREDO TECHNOLOGY GROUP HOLDING LTD

INTRODUCTION
This proxy statement and the accompanying proxy materials are being furnished in connection with the solicitation by the board of directors (the “Board”) of Credo Technology Group Holding Ltd, a Cayman Islands exempted company, of proxies for use at our 2024 Annual General Meeting (referred to herein as the “Annual Meeting” or the “meeting”) scheduled to be held at 1:00 p.m. Pacific Time, on Monday, October 21, 2024 at Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134 and virtually via the Internet at http://www.meetnow.global/MJFKZY9. The physical location of the Annual Meeting will remain at the location specified above for the purposes of the Company’s amended and restated memorandum and articles of association (the “Articles”).
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INFORMATION REGARDING THE ANNUAL MEETING
General
This proxy statement contains information about the meeting and was prepared by our management at the direction of our Board. Our Board supports each action for which your vote is solicited.
Our Board asks you to appoint Daniel Fleming, our Chief Financial Officer, and James Laufman, our Chief Legal Officer and Secretary, or any of them, as your proxy holders to vote your shares at the meeting. You may make this appointment by properly completing the proxy as described below. If appointed by you, your shares represented by a properly completed proxy received by us will be voted at the meeting in the manner specified therein or, if no instructions are marked on the proxy, your shares will be voted as described below. Although management does not know of any other matter to be acted upon at the meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the proxy card in the manner the proxy holders deem appropriate for any other matters that may properly come before the meeting.
We maintain our registered office in the Cayman Islands at Credo Technology Group Holding Ltd, c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. Our telephone number is (408) 664-9329.
Record Date and Shares Outstanding
The record date for the Annual Meeting has been set as 6:00 p.m. Pacific Time on August 19, 2024 (the “Record Date”). Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the Record Date, there were 166,017,467 ordinary shares, par value $0.00005 per share (each, an “ordinary share” or “share”), issued and outstanding. In accordance with our Articles, each ordinary share is entitled to one vote on each of the proposals to be voted on at the meeting. Shares held as of the Record Date include ordinary shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.
In this proxy statement, we refer to the fiscal year ending April 30, 2022 as fiscal 2022, the fiscal year ending April 29, 2023 as fiscal 2023, and the fiscal year ending April 27, 2024 as fiscal 2024.
As used in this proxy statement, references to “Company,” “we,” “us” and “our” refer to Credo Technology Group Holding Ltd.
QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING
Q: Why am I receiving these proxy materials?
A: We have made these materials available to you on the Internet or, upon your request, have delivered printed versions of these materials to you by mail, in connection with our solicitation of proxies for use at the Annual Meeting to be held at 1:00 p.m. Pacific Time on Monday, October 21, 2024. These materials were first sent or given to shareholders on or about September 6, 2024. You are invited to attend the Annual Meeting and are asked to vote on the proposals described in this proxy statement.

Q: What is included in these proxy materials?
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A: These proxy materials include:
•The notice of the Annual Meeting;
•Our proxy statement for the Annual Meeting; and
•Our 2024 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended April 27, 2024, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 24, 2024.
If you requested printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.
Q: What proposals will be considered at the meeting?
A: The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice of the Annual Meeting and include:
1.To elect the three (3) Class III director nominees to hold office until the earlier of the 2027 Annual Meeting or their resignation or removal;
2.To approve, on a non-binding advisory basis the compensation of our named executive officers;
3.To approve the Amended and Restated Employee Stock Purchase Plan, and
4.To ratify the selection of Ernst & Young LLP (“Ernst & Young”) as our independent registered public accounting firm for our fiscal year ending May 3, 2025.
If any other matters properly come before the meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote in their discretion the shares represented by all properly executed proxies.

Q: How does our Board recommend that I vote on the proposals?
A: At the Annual Meeting, our Board unanimously recommends our shareholders vote:
1.FOR the election of the three (3) Class III director nominees listed in Proposal No. 1 (see Proposal No. 1);
2.FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers (see Proposal No. 2);
3.FOR the approval of the Amended and Restated Employee Stock Purchase Plan (see Proposal No. 3); and
4.FOR the ratification of the selection of Ernst & Young as our independent registered public accounting firm for our fiscal year ending May 3, 2025 (see Proposal No. 4).
Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials? How may I obtain a paper copy of the proxy materials?
A: The SEC has adopted rules to allow companies to post proxy materials on the Internet and provide only a Notice of Internet Availability of Proxy Materials to shareholders. We have elected to provide access to our proxy materials
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primarily over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all of our shareholders of record. If your shares are held in “street name,” your bank or brokerage firm will provide the Notice. All shareholders receiving the Notice will have the ability to access the proxy materials over the Internet and request a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, the Notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis. The Notice also instructs you how to submit your proxy electronically over the Internet or by mail.
Q: How can I get electronic access to the proxy materials?
A: The Notice will provide you with instructions regarding how to:
•View the proxy materials for the Annual Meeting on the Internet, and
•Instruct us to send future proxy materials to you by email.
Our proxy materials are also available on the Investor Relations section of our website at https://investors.credosemi.com. None of the materials on or accessible through our website other than the proxy materials are part of this proxy statement or incorporated by reference herein.
Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual general meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q: Who can vote?
A: The Record Date for the Annual Meeting has been set as 6:00 p.m. Pacific Time on August 19, 2024. Only shareholders of record as of such date will be entitled to notice of and to vote at the meeting. On the Record Date, there were 166,017,467 ordinary shares issued and outstanding. Each ordinary share is entitled to one vote on each director nominee and on each of the other proposals to be voted on at the meeting. Shares held as of the Record Date include shares that are held directly in your name as the shareholder of record and those shares held for you as a beneficial owner through a broker, bank or other nominee.
Q: What should I do now to vote?
A: You may vote your shares either by voting online or in person at the meeting or by submitting a completed proxy via the Internet, telephone or mail before the meeting. After carefully reading and considering the information contained in this proxy statement, please follow the instructions as summarized below, depending on whether you hold shares directly in your name as shareholder of record or you are the beneficial owner of shares held through a broker, bank or other nominee. Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between the procedures for voting shares held of record and those owned beneficially.
Q: If my shares are held in “street name” by my broker, bank or other nominee, how do I vote my shares?
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A: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in “street name,” and the Notice will, subject to the terms made between you and the shareholder of record, be forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, the shareholder of record. Your bank, broker or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your bank, broker or other nominee provides you. Many banks and brokerage firms also offer the option of submitting voting instructions over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on a voting instruction form.
If your shares are held in “street name,” your voting instruction form that you receive from your bank, broker or other nominee provides a link where you may vote those shares. Otherwise, you should contact your bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
Q: If I am a shareholder of record, how do I vote my shares?
A: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (our “Transfer Agent” or “Computershare”), you are considered the shareholder of record with respect to those shares, and the Notice was sent directly to you.
There are four ways to vote:
During the Annual Meeting
•Virtually. You may attend the Annual Meeting virtually and vote using the virtual meeting platform.
In advance of the Annual Meeting
•By Telephone. You may submit your proxy by calling the toll-free number provided in the proxy card (which must be submitted by the deadline in the proxy card).
•Via the Internet. You may submit your proxy via the Internet by following the instructions provided in the Notice (which must be submitted by the deadline in the Notice).
•By Mail. If you request printed copies of the proxy materials by mail, you may submit your proxy by filling out the proxy card and sending it back in the envelope provided (which must be received before votes are cast at the Annual Meeting).
Please be aware that if you issue a proxy or give voting instructions by telephone or via the Internet, you may incur costs such as telephone or Internet access charges for which you will be responsible.
Q: What happens if I do not cast a vote?
A: Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
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Beneficial owners — If you hold your shares in “street name,” it is critical that you instruct your broker, bank or other nominee to cast your votes if you want them to count in the election of three Class III directors (Proposal No. 1) and the advisory vote on the compensation of the named executive officers (Proposal No. 2) and the approval of the Amended and Restated Employee Stock Purchase Plan (Proposal No. 3). The term “broker non-vote” refers to shares held by a broker or other nominee (for the benefit of its client) that are represented at the meeting but with respect to which such broker, bank or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers, banks and nominees do not have discretionary voting authority on non-routine matters (including Proposals Nos. 1, 2 and 3) and accordingly may not vote on such matters absent instructions from you as the beneficial holder. Thus, if you hold your shares in “street name,” and you do not instruct your broker, bank or other nominee on how to vote in the election of three Class III directors (Proposal No. 1) and the advisory vote on the compensation of our named executive officers (Proposal No. 2) and the approval of the Amended and Restated Employee Stock Purchase Plan (Proposal No. 3), no votes will be cast on your behalf on such matters.
The proposal at the Annual Meeting to ratify the appointment of Ernst & Young as our independent registered public accounting firm for our fiscal year ending May 3, 2025 (Proposal No. 4) is considered a routine matter for which brokerage firms may vote uninstructed shares. It is important to us that you affirmatively instruct your bank, broker or other nominee how to vote on all matters, but particularly for the matters in Proposals Nos. 1, 2 and 3 since they are expected to be non-routine matters as described above.
Shareholders of record — If you are a shareholder of record and you do not cast your vote or submit a proxy, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. However, if you sign and return the proxy card with no further instructions, the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and, as the proxy holders, may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. A shareholder may also abstain from voting on any proposal. An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Pursuant to our Articles, abstentions have no effect on the outcome of the Proposals.
Q: How are votes counted?
A: Each share held by a shareholder as of the Record Date is entitled to one vote. There is no cumulative voting in the election of directors. All votes will be tabulated by the inspector of elections appointed for the meeting, who will count the votes, determine the existence of a quorum and the validity of proxies and ballots, and certify the results of the voting.
Q: How can I change or revoke my proxy after I have submitted it?
A: If you are a shareholder of record, you may change or revoke your proxy at any time before it is voted at the Annual Meeting by (1) Internet or telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), or by (2) signing and returning a new proxy card with a later date. Shareholders of record may also change or revoke their proxies by attending the Annual Meeting virtually and voting using the virtual platform.
If you are a beneficial owner and submitted voting instructions to your broker, bank or other nominee, please refer to the instructions provided by your broker, bank or other nominee on how to change your vote.
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Q: What if other matters come up at the meeting?
A: The matters described in this proxy statement are the only matters that we know of that will be voted on at the meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the proxy card will vote the shares represented by all properly executed proxies in their discretion.
Q: Can I attend the Annual Meeting?
A: The Annual Meeting will be held virtually via live audio-only webcast, and we kindly request that you do not attend physically in person. We have structured the Annual Meeting to provide substantially the same rights that shareholders would have at an in-person meeting. If you are a shareholder of record or a beneficial owner who has properly registered to attend the Annual Meeting pursuant to the instructions under “Q: How do I register to attend the Annual Meeting virtually?”, you will be able to vote your Credo ordinary shares electronically via the Internet and submit questions online during the meeting by logging in to http://www.meetnow.global/MJFKZY9 using the unique control number included on your proxy card or voting instruction form.
You may attend the Annual Meeting in person at 110 Rio Robles, San Jose, California 95134. If you choose to attend the meeting in person, please arrive at least a half hour prior to the start of the Annual Meeting. Please be prepared to show government identification upon arrival. A company employee will meet you in the front lobby and ask you to check in.
You are entitled to participate in the Annual Meeting only if you were a shareholder at 6:00 p.m. Pacific Time on the Record Date.
Q: How do I register to attend the Annual Meeting virtually?
A: If you are a registered shareholder (i.e., you hold your shares through our Transfer Agent), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker or other nominee, you must register in advance to attend the Annual Meeting virtually on the Internet or in person by submitting proof of your proxy power (“legal proxy”) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on October 16, 2024 (three business days in advance of the meeting). You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email
Forward the email from your broker or other nominee, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail
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Computershare
Credo Technology Group Holding Ltd Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Q: How can I submit a question at the Annual Meeting?
A: If you wish to submit a question during the Annual Meeting, you may visit http://www.meetnow.global/MJFKZY9 and enter your question(s). We will answer questions and address comments relevant to meeting matters that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints. We will summarize multiple questions submitted on the same topic. We will try to respond to all appropriate questions during the meeting, as time permits.
If there are matters of individual concern to a shareholder and not of general concern to all shareholders, or if a question posed was not otherwise answered, we provide an opportunity for shareholders to contact us separately after the Annual Meeting through the Investor Relations section of the Company’s website at https://investors.credosemi.com.
Q: What if I have technical difficulties or trouble accessing the virtual Annual Meeting?
A: The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins.
Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416.
Q: What quorum is required for action at the meeting?
A: The presence of a majority of the voting power of the ordinary shares outstanding and entitled to vote at the meeting, present or represented by proxy, shall constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event there are not sufficient shares present for a quorum at the time of the Annual Meeting, the meeting will stand adjourned as may be determined by our Board in accordance with the Articles to permit the further solicitation of proxies.
Q: What vote is required to approve each proposal?
A: Each of Proposals Nos. 1, 2, 3 and 4 requires the approval of an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will be entirely excluded from each of the votes and will have no effect on the outcome of this proposal.
Q: What does it mean if I receive more than one Notice or email about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?
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A: If you receive more than one Notice, more than one email or more than one paper copy of the proxy materials, it means that you have shares held in multiple accounts with your brokers or the Transfer Agent. Please vote all of these shares. For all of your shares to be voted by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and do so for all shares represented by each Notice and email that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or emails). We encourage you to have all your shares registered in the same name and address. You may do this by contacting your broker or the Transfer Agent.
Q: What is the contact information for our Transfer Agent?
A: Contact information for our Transfer Agent is as follows:

Computershare Shareholder Services Call Center
Toll Free: (800) 736-3001, option 1	150 Royall St, Suite 101
Local & International: (781) 575-3100, option 1	Canton, MA 02021
Hours: 8 a.m. – 8 p.m. ET Monday to Friday	Email: https://www.us.computershare.com/investor/Contact
Q: Who is making and paying for this proxy solicitation?
A: This proxy is solicited on behalf of our Board. We will pay the cost of distributing this proxy statement and related materials as well as the cost of soliciting proxies. We will also reimburse brokers, banks and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners of shares or other persons for whom they hold shares. We have retained Georgeson LLC to assist us in the solicitation of proxies, and we have agreed to pay them a fee of approximately $11,000, plus reasonable expenses, for these services. In addition, to the extent necessary to ensure sufficient representation at the meeting, we may solicit the return of proxies by personal interview, mail, telephone, facsimile, Internet or other means of electronic transmission. The extent to which this will be necessary depends upon how promptly proxies are returned. We urge you to send in your proxy without delay.
Q: How can I find out the results of the voting at the Annual Meeting?
A: We plan to announce preliminary voting results at the meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the meeting. If the final voting results are not available within four business days after the meeting, we will provide the preliminary results in the Form 8-K and the final results in an amendment to the Form 8-K within four business days after the final voting results are known to us.
Q: Who should I call if I have questions about the Annual Meeting?
A: You should contact the following:
Dan O'Neil
Vice President, Corporate Development & Investor Relations
Credo Semiconductor Inc.
110 Rio Robles
San Jose, CA 95134
Email: ir@credosemi.com
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PROPOSAL NO. 1
ELECTION OF THREE CLASS III DIRECTORS
Class III Director Nominees (Term Expiring in 2027)
Our Articles provide that our Board shall consist of such number of directors as fixed by the directors from time to time unless increased or decreased from time to time by the directors or the Company in general meeting. Our Board is currently comprised of nine directors, who are divided into three staggered classes, designated as Class I, Class II and Class III. At each annual general meeting of shareholders, a class of directors will be elected for a three-year term to succeed the class of directors whose terms are then expiring. Class I directors consist of William (Bill) Brennan, Chi Fung (Lawrence) Cheng and Yat Tung (Job) Lam; Class II directors consist of Sylvia Acevedo, Pantas Sutardja and David Zinsner; and Class III directors consist of Clyde Hosein, Manpreet Khaira and Lip-Bu Tan.
After discussing with each director their interest in continuing to serve as directors of the Company, the Nominating and Corporate Governance Committee of our Board (the “NCG Committee”) has recommended, and our Board has nominated, Clyde Hosein, Manpreet Khaira and Lip-Bu Tan for election as Class III directors at the Annual Meeting to serve for three-year terms expiring at our 2027 Annual Meeting or until their earlier death, resignation or removal. All of our Class III director nominees are currently directors. In the event that any new nominees are appointed as Class III directors after this Annual Meeting, they will be required to stand for election at our 2027 Annual Meeting and every third annual general meeting thereafter, if nominated to do so.
Biographical information for each of the Class III director nominees may be found immediately following this proposal. We have been advised that each of our Class III director nominees is willing to be named as such herein, and each of the Class III director nominees is willing to serve as a director if elected. However, if one or more of the Class III director nominees should be unable or, for good cause, unwilling to serve as a director, the proxy holders may vote for a substitute nominee recommended by the NCG Committee and approved by our Board or the Board may reduce its size.
Board Recommendation and Required Vote
Our Board unanimously recommends that you vote FOR each Class III director nominee identified below.
Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the election of each such nominee. Assuming the presence of a quorum, our Articles require that, in an uncontested election (such as the Annual Meeting), a director nominee will be elected only if such director nominee receives the approval of an ordinary resolution, which requires the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting with respect to their election (that is, the number of votes cast “for” that nominee exceeds the number of votes withheld from that nominee) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome.
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Name	Age(1)	Position(s)	Class	Director Since
Director Nominees:
Clyde Hosein	64	Independent Director	III	2024
Manpreet Khaira	58	Independent Director	III	2021
Lip-Bu Tan	64	Independent Director	III	2019
Continuing Directors:
William (Bill) Brennan	60	President, Chief Executive Officer and Director	I	2014
Chi Fung (Lawrence) Cheng	55	Chief Technical Officer and Director	I	2014
Yat Tung Lam	58	Chief Operating Officer and Director	I	2014
Sylvia Acevedo	66	Independent Director	II	2021
Pantas Sutardja	61	Independent Director	II	2015
David Zinsner	55	Director	II	2019

(1) The age of each director nominee and continuing director is provided as of the Record Date.

Board Diversity
In connection with nominating Class III directors for election at the Annual Meeting and periodically throughout the year, our NCG Committee considers the composition of the Board, including the diversity of backgrounds, skills, experience, viewpoints, and leadership styles to allow the Board to most effectively execute its oversight responsibilities. Members of our Board self-identify as set forth in the table below.

Board Diversity Matrix
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	8	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	6	—	—
Hispanic of Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—

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In the below table and biographies, we have included an assessment of the skills and experience of each such nominee or continuing director that led to the conclusion he or she should serve as a director, in light of the Company’s business, strategy and goals.

Cybersecurity and Information Technology	✔						✔
Expertise in information security and cybersecurity, including cyber risk management and implementation of new information technology systems.
ESG	✔		✔					✔	✔
Experience in environmental, sustainability and social responsibility.
Executive Leadership	✔	✔	✔	✔		✔			✔
CEO or executive officer reporting to the CEO of a publicly traded company.
Financial Expert	✔	✔			✔				✔
Experience as an executive with oversight responsibility for financial reporting, accounting, financial management, or internal audit or as a partner at an independent audit firm.
International	✔		✔		✔	✔		✔	✔
Experience overseeing operations of a global enterprise or working in international markets.
Mergers & Acquisitions	✔	✔							✔
Experience in acquisitions, divestitures, and other corporate transactions, including the integration of acquired businesses.
Public Boards	✔				✔		✔	✔
Experience serving on boards of publicly traded companies other than Credo.
Risk Management	✔								✔
Experience overseeing enterprise compliance functions or risk management functions.
Semiconductor Industry	✔	✔	✔	✔	✔	✔	✔	✔	✔
Experience as an executive or board member with knowledge of semiconductor technology, products, manufacturing, end customers, supply chain, and market trends.
Biographical Information Concerning the Class III Director Nominees

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Clyde Hosein has served as a member of our Board since April 2024. Mr. Hosein has more than 25 years of experience as a chief financial officer responsible for the finance and accounting functions of publicly traded companies. He has served on the board of directors of Dentsply Sirona Inc. (Nasdaq: XRAY), one of the world’s largest manufacturers of professional dental products and technologies, since September 2020. He has been a member of the board of directors of Wolfspeed (NYSE: WOLF), the global leader in silicon carbide technology, since December 2005. Most recently he served as Chief Financial Officer of AliveCor Inc., a medical device and AI company producing ECG hardware and software for consumer mobile devices, from March 2021 to April 2023. Prior to AliveCor, Mr. Hosein served as Chief Financial Officer of Automation Anywhere, Inc., an enterprise software provider of robotic process automation, from December 2017 to March 2021. From August 2013 to May 2017, he served as Executive Vice President and

Chief Financial Officer of RingCentral, Inc. His other senior level financial positions have included the following: Chief Financial Officer and Chief Operating Officer of Marvell Technology Group Ltd., Vice President and Chief Financial Officer of Integrated Device Technology, Inc., and Chief Financial Officer at Candescent Technologies. Early in his career, he spent 14 years in financial and engineering roles at IBM Corporation. Mr. Hosein received his B.S. in Industrial Engineering from The Polytechnic Institute of New York University and his M.B.A. in Finance and International Business from the NYU Stern School of Business.

We believe Mr. Hosein’s experience as Chief Financial Officer of publicly traded technology companies including of one of the Company’s competitors, his financial expertise, his experience serving as a director and chair of the audit committee of publicly traded companies, and his knowledge of the semiconductor industry qualify him to serve on our Board.

Manpreet Khaira has served as a member of our Board since September 2021. Mr. Khaira has served as Vice President and General Manager of Skyworks Solutions, Inc., a publicly-traded innovator of high-performance analog semiconductors connecting people, places and things, since August 2018, when it acquired Avnera Corporation, a manufacturer of low-power analog systems-on-chip technology for audio, voice, speech and sensor applications, which Mr. Khaira co-founded and where he has served as Chairman, President and Chief Executive Officer since November 2003. Previously, Mr. Khaira co-founded and served as Chairman, President and Chief Executive Officer of Mobilian Corporation, a wireless systems company, from February 1999 to November 2003, when it was acquired by Intel. He received his M.S. in Computer Science from Carnegie Mellon University and his B.S. in Computer Science and Engineering from the Indian Institute of Technology, Kharagpur, India.

We believe Mr. Khaira’s experience as a founder and CEO of technology companies, his experience as an executive of high-growth semiconductor companies, and his technical expertise qualify him to serve on our Board.

Lip-Bu Tan has served as a member of our Board since October 2019. Mr. Tan served on the board of directors of Cadence Design Systems, Inc. ("Cadence"), a multinational computational software company, from 2004 to 2023, as Executive Chair of its board of directors from 2022 to 2023 and as Chief Executive Officer from 2009 to 2021. From January 2009 to November 2017, Mr. Tan also served as President of Cadence. In 1987, Mr. Tan founded Walden International, an international venture capital firm, and has served as its Chairman since its founding. Mr. Tan also serves as a director of Schneider Electric SE, a multinational energy company, and Intel Corporation, a multinational semiconductor chip manufacturer. He previously served on the boards of directors of SoftBank Group Corp., a multinational holding company, from 2020 to 2022 and Hewlett Packard Enterprise Company, a technology company, from 2015 to 2021. Mr. Tan served as a director of Flextronics International Ltd. from 2003 to 2012, Inphi Corporation, a semiconductor component company, from 2002 to 2012, SINA Corporation, a Chinese technology company, from 1999 to 2015, Ambarella, Inc., a fabless semiconductor design company, from 2004 to 2017, Quantenna Communications, Inc., a communication device company, from 2015 to 2018, Semiconductor Manufacturing International Corporation, a semiconductor manufacturing company, from 2001 to 2018, Aquantia Corp., a manufacturer of high-speed transceivers, from 2015 to 2019 and Advanced Micro-Fabrication Equipment Inc. China, a China-based global semiconductor microfabrication equipment company, from 2005 to 2020. Mr. Tan

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received his B.S. in Physics from the Nanyang Technological University of Singapore, his M.S. in Nuclear Engineering from the Massachusetts Institute of Technology, his M.B.A. from the University of San Francisco and his Honorary Doctorate Degree from the Humane Letters University of San Francisco.

We believe Mr. Tan’s experience as CEO of Cadence Design Systems, his deep knowledge of the semiconductor industry including market trends, technology, customers, operations, and growth strategies, and his extensive experience serving on public company boards of directors qualify him to serve on our Board.

Class I Directors Continuing in Office Until the 2025 Annual General Meeting

William (Bill) Brennan has served as our Chief Executive Officer and as a member of our Board since September 2014 and previously served as the Chief Executive Officer and a member of the board of directors of our predecessor entity from December 2013 to September 2014. Prior to joining Credo, Mr. Brennan served as Executive Vice President of Vital Connect, Inc., a biosensor technology company, where he was responsible for business strategy and partner development, from August 2011 to November 2013. Mr. Brennan also served as Vice President in the storage business unit of Marvell Technology, Inc. ("Marvell"), which develops and produces semiconductors and related technology, from May 2000 to August 2011. Prior to joining Marvell, Mr. Brennan served as an Account Manager with Texas Instruments Incorporated, a technology company that designs and manufactures semiconductors and various ICs, from June 1986 to January 1993. Mr. Brennan received his B.S. in Electrical Engineering and Computer Science from the University of Colorado.

We believe Mr. Brennan’s knowledge of our business, products, technology, and customers as well as his career in the semiconductor industry qualify him to serve on our Board.

Chi Fung (Lawrence) Cheng has served as our Chief Technology Officer and a member of our Board since September 2014 and previously served as the Chief Technology Officer and a member of the board of directors of our predecessor entity from September 2008 to September 2014. Prior to co-founding Credo, Mr. Cheng served as an Engineering Director of analog design for Marvell from November 1997 to August 2008. From 1994 to 1997, Mr. Cheng served as Staff Engineer at Actel Corporation, a manufacturer of integrated circuits. Mr. Cheng received an M.S. in Electrical Engineering from Purdue University.

We believe Mr. Cheng’s technical expertise and his knowledge of our business, products, and technology, as well as his career in the semiconductor industry qualify him to serve on our Board.

Yat Tung (Job) Lam has served as our Chief Operating Officer and a member of our Board since September 2014. Mr. Lam served as Chief Executive Officer, Chief Operating Officer and a member of the board of directors of our predecessor entity from August 2008 to November 2013, November 2013 to September 2014 and August 2008 to September 2014, respectively. Prior to founding Credo, Mr. Lam served in various roles for Marvell, from Senior Design Engineer when he started in June 1997 to Senior Design Engineering Director by the time he left in August 2008. Mr. Lam also served as a member of the technical staff at Amlogic, Inc., a fabless manufacturing company, from May 1996 to June 1997, and as a Senior Design Engineer at Integrated Device Technology, Inc., which designs, manufactures and markets semiconductor solutions, from May 1993 to June 1996. Mr. Lam holds a B.S. in Electrical Engineering from Oklahoma State University and an M.S. in Electrical Engineering from the University of Minnesota.

We believe Mr. Lam’s technical expertise and his knowledge of our business, products, and technology as well as his experience in the semiconductor industry qualify him to serve on our Board.

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Class II Directors Continuing in Office Until the 2026 Annual General Meeting

Sylvia Acevedo has served as a member of our Board since December 2021. Ms. Acevedo previously served as Chief Executive Officer of Girl Scouts of the United States of America (GSUSA) from June 2016 to August 2020 and as a member of the GSUSA board of directors from October 2008 to June 2016. She served as an Educational Commissioner during the Obama Administration, from May 2011 to January 2016. Previously, Ms. Acevedo had been an executive at several technology companies, including Dell Technologies Inc. from June 1997 to June 2001, Autodesk, Inc. from August 1992 to June 1996, Ungermann-Bass Inc. from March 1990 to July 1992 and Apple Inc. from 1988 to 1990. She was one of four founders of Reba Technologies from 2001 to 2002, and was the Chief Executive Officer of CommuniCard LLC, a professional services firm, from October 2002 to March 2013. She has also served as a member of the board of directors of Qualcomm Technologies, Inc., a publicly traded semiconductor company, since November 2020, and has served as a member of the Governance Committee since November 2020. Ms. Acevedo received a B.S. in Engineering from New Mexico State University and M.S. in Engineering from Stanford University.
We believe Ms. Acevedo’s experience as an executive of large technology companies, her public company board experience, and her leadership roles in government and non-profits qualify her to serve on our Board.

Pantas Sutardja has served as a member of our Board since August 2015. Mr. Sutardja is the founder and has served as Chief Executive Officer of LatticeWork Inc., a consumer electronics company, since 2013. Prior to Credo, Mr. Sutardja co-founded Marvell and served in various positions from January 1995 to February 2014, starting as VP of Engineering and finishing as Chief Technology Officer. He also served on the board of directors of Marvell from January 1995 to February 2013. He received his B.S., M.S. and PhD degrees in Electrical Engineering and Computer Science from the University of California, Berkeley.

We believe Mr. Sutardja’s technical expertise and his knowledge of our business, products, and technology, his experience as the co-founder, executive officer, and board member of Marvell, as well as his experience as the founder and Chief Executive Officer of Latticework qualify him to serve on our Board.

David Zinsner has served as a member of our Board since October 2019. Mr. Zinsner has served as Executive Vice President and Chief Financial Officer of Intel Corporation since January 17, 2022. He previously served as Chief Financial Officer and Senior Vice President at Micron Technology Inc., a publicly-traded semiconductor company, from February 2018 to January 2022. Mr. Zinsner served as the President and Chief Operating Officer of Affirmed Networks Inc., a software company, from April 2017 to February 2018. From January 2009 to April 2017, Mr. Zinsner served as the Senior Vice President of Finance and Chief Financial Officer of Analog Devices, Inc., a multinational semiconductor company. From July 2005 to January 2009, Mr. Zinsner served as the Senior Vice President and Chief Financial Officer of Intersil Corporation, a semiconductor company. Mr. Zinsner holds an M.B.A., Finance and Accounting from Vanderbilt University and a B.S. in Industrial Management from Carnegie Mellon University.

We believe Mr. Zinsner’s financial expertise, his experience as the Chief Financial Officer of several publicly traded companies, and his knowledge of the semiconductor industry qualify him to serve on our Board.

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CORPORATE GOVERNANCE AND
MATTERS RELATED TO OUR BOARD OF DIRECTORS
This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Corporate Governance Guidelines, the charters of the committees of the Board and our Code of Business Conduct and Ethics, each described below, can be found in the Governance section of the Investor Relations section of our website at investors.credosemi.com. Alternatively, you can request a copy of any of these documents free of charge by writing to the Chief Legal Officer, c/o Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134. Information on or accessible through our website is not incorporated by reference in this proxy statement.
Director Independence
The majority of our Board is “independent” as such term is defined by the rules and regulations of Nasdaq and the Securities and Exchange Commission (the “SEC”). Our current Board consists of nine directors, three of whom are currently employed by the Company (Messrs. Brennan, Cheng and Lam). None of our employee directors are currently up for reelection at this Annual Meeting. The Board has determined that, among the non-employee directors, each of Ms. Acevedo and Messrs. Hosein, Khaira, Tan and Sutardja are independent. The Board determined after the close of fiscal 2024, that Mr. Zinsner is no longer independent as a result of his service as an executive officer for Intel, since the Company’s revenues from Intel were greater than 5% of fiscal 2024 revenues. As a consequence, Mr. Zinsner resigned from the audit committee effective June 14, 2024. For a director to be considered independent, our Board must affirmatively determine that neither the director nor any member of their immediate family has had any direct or indirect material relationship with us within the previous three years. In evaluating the independence of our non-employee directors, other than Mr. Zinsner, the Board considered certain transactions, relationships and arrangements between us and various third parties with which certain of our independent directors are affiliated, and determined that such transactions, relationships and arrangements were not material and did not interfere with such directors’ exercise of independent judgment in carrying out their responsibilities as directors. There are no family relationships between any director and any of our executive officers.
Board Leadership Structure
At the present time, the roles of Chief Executive Officer and Chair of the Board are separate, but our Corporate Governance Guidelines do not require the Board to separate these roles. In October 2019, Lip-Bu Tan was appointed to the Board, and in December 2021, Mr. Tan was designated as non-executive Chair. Because we have an independent, non-executive Chair, the independent directors on the Board have not designated a lead independent director. Further, as stated in our Corporate Governance Guidelines, the Board does not believe it appropriate or necessary in serving the best interests of the Company to designate a lead director. The Chair of the Board and the Chief Executive Officer are free, as is the Board as a whole, to call upon any one or more directors to provide leadership in a given situation should a special need arise. The independent directors of the Board may designate a director as the presiding director to lead the meetings of the non-management directors. The independent directors of the Board will also hold additional meetings as needed without non-management directors who are not independent. Currently, our separate Chair and Chief Executive Officer roles enable our independent Chair to oversee our Board and corporate governance matters and our Chief Executive Officer to lead the Company’s business. This structure facilitates effective oversight and further strengthens our Board’s independent leadership and commitment to enhancing shareholder value and sound governance practices.
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Board’s Role in Risk Oversight
Our Board, as a whole and through its committees, has oversight responsibility for various risks to our business. Our Board regularly reviews information from management regarding risks relating to our financial condition, operations, human capital matters, legal and compliance matters, cybersecurity, and other matters. Our Compensation Committee is responsible for reviewing with management the Company’s major compensation-related risk exposures. The Audit Committee reviews and discusses with management its programs to identify, assess, manage and monitor significant business risks of the Company, including financial, operational, business continuity, cybersecurity, legal and regulatory, compliance and reputational risks. The NCG Committee manages risks associated with the independence of our Board, management succession planning, and governance matters. In fiscal 2024, the Board decided that the NCG Committee should have overall oversight responsibility for our cybersecurity program and that the Audit Committee should have oversight of disclosures relating to cybersecurity incidents and cybersecurity risks. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about any such risks.
During fiscal 2024, our Board periodically received reports from committee members and members of management on the most important strategic issues and risks facing the Company. In addition, our Board and its committees receive regular reports from our head of internal audit, our General Counsel and other senior management regarding enterprise risk management, litigation and legal matters, compliance programs and risks and other applicable risk-related policies, procedures and limits. We believe that our leadership structure supports our risk oversight function. As indicated above, certain important categories of risk are assigned to committees that review, evaluate and receive management reports on risk.
Board Meeting Attendance
The Board held two formal meetings in fiscal 2024 that comply with standards required by Cayman Islands legal requirements, and the Board met informally an additional three times during fiscal 2024. The number of meetings of each committee of the Board is set forth below under “Committees of our Board.” Each of our current directors attended at least 75% of the total number of meetings of the Board and the number of meetings of Board committees on which such director served that were held during fiscal 2024, other than Mr. Cheng, who was not in attendance at one Board meeting held during fiscal 2024. The independent directors met regularly in executive session in fiscal 2024 without the presence of the non-independent directors or members of our management.
Annual General Meeting Attendance
Although directors are encouraged to attend our annual general meetings, we do not have a formal policy requiring such attendance. Two of our directors attended the 2023 annual general meeting.
Committees of Our Board
Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Committee membership as of the Record Date was as follows:

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Name	Audit	Compensation	NCG
Sylvia Acevedo	—	—	Chair
Manpreet Khaira	Member	Member	—
Pantas Sutardja	—	—	Member
Lip-Bu Tan	Member	Chair	—
Clyde Hosein	Chair	Member	Member
Our Board has adopted written charters for each of these committees, and copies of the charters can be found in the Governance section of the Investor Relations section of our website at investors.credosemi.com. Each of the committee charters is reviewed by the respective committee, which may recommend appropriate changes for approval by our Board. None of the material on or accessible through our website is part of this proxy statement or is incorporated by reference herein. During fiscal 2024, our Audit Committee held seven meetings, our Compensation Committee held two meetings and our NCG Committee held two meetings.
Audit Committee
The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee’s purpose is to assist our Board in overseeing the quality and integrity of our accounting, auditing and reporting practices and our compliance with legal and regulatory requirements. The Audit Committee also, among other things, reviews financial reporting filings with the SEC prior to issuance, appoints and ensures the independence of our independent registered public accounting firm, oversees our internal audit function and the independent registered public accounting firm and reviews and discusses with management and our independent registered public accounting firm the adequacy and effectiveness of our internal control over financial reporting as reported by management. The Audit Committee is also responsible for establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters and assisting the Board in its review of any related party transactions. The Audit Committee has historically met one to two times each quarter and at such additional times as are necessary or advisable.
As of the Record Date, the members of our Audit Committee are Messrs. Hosein, Khaira and Tan. Mr. Hosein is the chair of our Audit Committee. Our Board has determined that each member of the Audit Committee meets the applicable independence and financial literacy requirements of the current Nasdaq listing standards and SEC rules and regulations. Our Board has also determined that Messrs. Hosein, Khaira and Tan are “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”).
Compensation Committee
The Compensation Committee has the authority to determine, or recommend to the Board for determination, the compensation for our Chief Executive Officer and all other executive officers. In addition, the Compensation Committee is responsible for periodically reviewing the Company's management succession planning, reviewing, and approving or recommending for approval by the Board, other compensation programs including incentive compensation and equity-based award programs. Under the Compensation Committee charter, the Compensation Committee may delegate the authority to make grants and awards of share rights or options to non-Section 16 officers in accordance with the terms of such plans. The Compensation Committee may also delegate its authority to subcommittees or the Chair as it deems appropriate from time to time.

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The members of our Compensation Committee are Messrs. Hosein, Khaira and Tan. Mr. Tan is the Chair of our Compensation Committee. Our Board has determined that each member of the Compensation Committee meets the applicable independence requirements of Nasdaq and the SEC. In addition, each member of the Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act.

Nominating and Corporate Governance Committee
The NCG Committee is responsible for developing and reviewing policies and practices relating to corporate governance, including evaluating and monitoring implementation of our Corporate Governance Guidelines (the “Guidelines”), conducting a regular review of the Guidelines, committee charters, and key compliance policies and recommending any appropriate changes for approval by the Board, and recommending board and director education programs. The NCG Committee also reviews director compensation and recommends any changes to the Board, studies and reviews with the Board the size and composition of our Board and its committees, is responsible for leading the Board in its self-evaluation process, and screens and nominates candidates for election to our Board. The NCG Committee is also responsible for overseeing management succession planning, our programs relating to environmental, social, and governance matters, and the Company’s cybersecurity risk management program.
The members of our NCG Committee are Ms. Acevedo and Messrs. Hosein and Sutardja. Ms. Acevedo is the Chair of our NCG Committee. Our Board has determined that each member of the NCG Committee meets the general independence requirements of Nasdaq and the SEC.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee who served during fiscal 2024 is a current or former officer or employee of us or our subsidiaries or had any relationship with us not otherwise disclosed herein under applicable SEC rules. In addition, to our knowledge, there are no compensation committee interlocks between us and other entities involving our executive officers or directors who serve as executive officers or directors of such other entities.
Identifying and Evaluating Nominees for Director
In connection with nominating directors for election at annual general meetings and as needed throughout the year, the NCG Committee periodically reviews the composition of the Board in light of current challenges and needs of the Board and its committees and determines whether it may be appropriate to add or remove individuals after considering, among other things, issues of judgment, diversity, age, skills, background, experience and willingness and ability to devote the time necessary to serve as a director. Although the NCG Committee does not have a formal policy regarding diversity on the Board, the NCG Committee will actively seek out candidates with different skills, experiences, perspectives, backgrounds and of different ages, genders, ethnicities, races and other differences in order to enhance the deliberation and decision-making processes of the Board.
Once the NCG Committee and the Board determine that it is appropriate to add a new director, either as a replacement or as a new position, the NCG Committee uses a flexible set of procedures in selecting individual director candidates. This flexibility allows the NCG Committee to adjust the process to best satisfy the objectives it is attempting to accomplish in any director search. The first step in the general process is to identify the type of candidate the NCG Committee may desire for a particular opening, including establishing the specific target skills, experiences and backgrounds that are to be the focus of a director search. The NCG Committee may consider candidates recommended by management, members of the NCG Committee, the Board, shareholders or a third party it may engage to conduct a search for possible candidates.
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In order for a shareholder to have a candidate considered by the NCG Committee, a shareholder should submit the names of the recommended individuals, together with appropriate biographical information and background materials as set forth in our Articles, to the NCG Committee in care of our Chief Legal Officer and Secretary, Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134. Shareholders who wish to nominate directors for inclusion in our proxy statement, or directly at an annual general meeting in accordance with the procedures in our Articles, should see “Future Shareholder Proposals and Nominations for the 2025 Annual General Meeting—Director Nominations” in this proxy statement for further information.
Once candidates are identified, the NCG Committee conducts an evaluation of qualified candidates. The evaluation generally includes interviews and background and reference checks. There is no difference in the evaluation process of a candidate recommended by a shareholder as compared to the evaluation process of a candidate identified by any of the other means described above. In identifying and evaluating potential nominees to serve as directors, the NCG Committee will examine each nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate.
If the NCG Committee determines that a candidate should be nominated as a candidate for election to the Board, the candidate’s nomination is then recommended to the Board, and the directors may in turn conduct their own review to the extent they deem appropriate. When the Board has agreed upon a candidate, such candidate is recommended to the shareholders for election at an annual general meeting of shareholders or appointed as a director by a vote of the Board as appropriate.
Each of the current Class III directors has been recommended by the NCG Committee to the Board for reelection as our Class III directors at the Annual Meeting, and the Board has approved such recommendations. Mr. Hosein was appointed as a director by a vote of the Board on March 13, 2024. Two non-management directors recommended to the NCG Committee that Mr. Hosein be considered as a director candidate.
Shareholder Communications with Our Board
Our Board has established a process for shareholders to send communications to our directors. If you wish to communicate with our Board or individual directors, you may send your communication in writing to our Secretary at Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134. Each communication should include (i) the name and address of the shareholder, as it appears on the Company’s register of members, and if the Company’s ordinary shares are held by a nominee, the name and address of the beneficial owner of the Company’s ordinary shares, and (ii) the number of ordinary shares of the Company that are owned of record by the record holder and beneficially by the beneficial owner. The Secretary, in consultation with appropriate directors as necessary, will compile all such communications and forward appropriate communications to the relevant director or directors or, if none is specified, to the Chair of the Board.
Code of Business Conduct and Ethics
Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Business Conduct and Ethics is available in the Governance section of the Investor Relations section of our website at investors.credosemi.com. Information on or accessible through our website is not incorporated by reference in this proxy statement. We intend to disclose future amendments to our Code of Business Conduct and Ethics, or any waivers of such code, on our website or in public filings.
Role of Compensation Consultants and Absence of Conflict of Interest with Respect Thereto
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The Compensation Committee is authorized to engage compensation consulting firms to provide advice and market data relating to executive, and the NGC Committee is authorized to engage compensation consulting firms to provide advice and market data relating to director, compensation. Any such compensation consulting firms serve at the discretion of the respective committee by which they were engaged and provide analysis, advice and guidance with respect to the determination and recommendation of the amount and form of executive and director compensation, as applicable. In fiscal 2024, Compensia Inc. (“Compensia”) was engaged by the Compensation Committee and the NGC Committee to provide advice and market data with respect to executive compensation and director compensation, respectively.
The Compensation Committee charter provides that the Compensation Committee shall be directly responsible for the appointment, compensation and oversight of the work of any committee adviser retained by it, and the Company shall provide for appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to such committee adviser. The NGC Committee charter provides that the NGC Committee has the sole authority to retain and terminate any advisers, including compensation consultants as to director compensation, including to approve all such advisers’ fees. The Compensation Committee and NGC Committee may select a committee adviser, as applicable, and receive advice from a committee adviser, only after taking into consideration all factors relevant to that person’s independence from the Company’s management, specifically including the following:
•The provision of other services to the Company by the committee adviser’s employer;
•The amount of fees received from the Company by the committee adviser’s employer, as a percentage of the total revenue of the committee adviser’s employer;
•The policies and procedures of the committee adviser’s employer that are designed to prevent conflicts of interest;
•Any business or personal relationship of the committee adviser with a member of the applicable committee;
•Any share capital of the Company owned by the committee adviser; and
•Any business or personal relationship of the committee adviser or the committee adviser’s employer with an executive officer of the Company.
Under SEC rules, the Compensation Committee and NGC Committee must determine whether any work completed by a compensation consultant raises any conflict of interest, after considering the six independence-related factors listed above. For fiscal 2024, each of the Compensation Committee and NGC Committee reviewed these six factors as they apply to Compensia and identified no conflicts of interest.
Amendment to our Articles
The special resolution threshold of at least two-thirds of the shareholder vote to amend our Articles is statutorily required for companies incorporated in the Cayman Islands.
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PROPOSAL NO. 2
ADVISORY VOTE TO APPROVE
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to approve, on an advisory, non-binding basis, the compensation of our named executive officers as described in this proxy statement. This proposal, commonly referred to as the “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices of our Company described in this proxy statement.
The say-on-pay vote is advisory, and therefore is not binding on us, our compensation committee or our board of directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which our compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our board of directors and our compensation committee value the opinions of our shareholders. To the extent there are concerns regarding our compensation programs resulting in a vote against the compensation of our named executive officers as disclosed in this proxy statement, we will endeavor to communicate with shareholders to better understand the concerns that influenced the vote and consider our shareholders’ concerns, and our compensation committee will evaluate whether any actions are necessary to address those concerns.
At our annual meeting held for the 2023 fiscal year, shareholders had the opportunity to vote, on an advisory, non-binding basis, on the frequency of our “say-on-pay” votes. Shareholders supported a resolution that we hold a “say-on-pay” vote every year in accordance with the Board’s recommendation. Accordingly, we will be holding “say-on-pay” votes on an annual basis, with the next “say-on-pay” vote to occur at the annual meeting to be held for the 2025 fiscal year.
You are encouraged to review the section titled “Executive Compensation” and, in particular, the section titled “Executive Compensation—Compensation Discussion and Analysis” in this proxy statement, which provides a comprehensive review of our executive compensation program and its elements, objectives and rationale, together with the compensation tables and related narrative discussion.
We are asking our shareholders to approve the compensation of our named executive officers as described in this proxy statement by voting for the following non-binding resolution:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
Board Recommendation and Required Vote
Our Board unanimously recommends that you vote FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement.
Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby, on an advisory basis, FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement. Assuming the presence of a quorum, the required vote to approve the proposal is an ordinary resolution, which requires the affirmative vote of the holders of a
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majority of the ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our board of directors and our compensation committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
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PROPOSAL NO. 3
APPROVAL OF THE AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN
The Board is seeking shareholder approval of the Amended and Restated Employee Stock Purchase Plan (the “Amended ESPP”). On June 21, 2024 (the “Amendment Date”), the Board adopted the Amended ESPP. The Amended ESPP amends and restates the Company’s Employee Stock Purchase Plan which was adopted initially in connection with the Company’s initial public offering in January 2022 and was amended as of July 1, 2022 (the “Prior ESPP”). Among other changes updating plan provisions as discussed below, the Amended ESPP extends the plan term so that the Amended ESPP will expire by its terms on June 21, 2044, unless earlier terminated in accordance with its provisions. Additionally, the Amended ESPP eliminates the evergreen provision, such that the maximum number of ordinary shares that may be issued is limited to the number of ordinary shares currently available thereunder. We are not asking shareholders to approve any increase in the number of ordinary shares available for issuance. Rather, the Amended ESPP removes any future “evergreen” increases in the number of ordinary shares of the Company reserved for issuance that otherwise would have been available annually under the Prior ESPP.
The Amended ESPP is intended to continue to offer an important incentive to eligible employees by allowing them to purchase our ordinary shares at a discount. Participating employees will continue to be able to purchase our ordinary shares under the Amended ESPP at a per-share price equal to 85% of the lower of the fair market value of an ordinary share at the beginning of an offering period and the fair market value of an ordinary share on each date of purchase under the offering period.
The Board believes that continuing to maintain an employee stock purchase plan is an important factor in attracting, motivating, and retaining qualified personnel who are essential to our success. The Amended ESPP provides a significant incentive by allowing employees to purchase ordinary shares at a discount. The Board has approved the Amended ESPP and recommends that shareholders also approve the Amended ESPP. If our shareholders do not approve the Amended ESPP, we may be hindered in our ability to offer competitive compensation to existing employees and qualified candidates, which could prevent us from successfully attracting and retaining highly skilled employees.

Summary of the Amended and Restated Employee Stock Purchase Plan
The following is a summary of the principal features of the Amended ESPP and its operation, as approved by the Board on June 21, 2024. This summary does not contain all of the terms and conditions of the Amended ESPP and is qualified in its entirety by reference to the Amended ESPP as set forth in Appendix A.

Purpose
The purpose of the Amended ESPP is to provide our employees, and employees of any subsidiary of ours that the administrator of the Amended ESPP (referred to in this Proposal No. 3 as the “Administrator”) designates as eligible to participate in the Amended ESPP (a “designated company”), with an opportunity to purchase our ordinary shares at a discount through payroll deductions or other contributions as permitted under the Amended ESPP.

General
The Amended ESPP permits the Administrator to grant purchase rights (also referred to herein as options) that are intended to qualify for special tax treatment under Code Section 423 (the “Section 423 Component”). In addition, the Amended ESPP authorizes the grant of purchase rights that are not intended to qualify under Code
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Section 423 (the “Non-Section 423 Component”), which will provide for substantially the same benefits as purchase rights that are intended to qualify under Code Section 423 (“Section 423”) except that they may include features necessary to comply with applicable non-U.S. laws, pursuant to rules, procedures or sub-plans adopted by the Administrator.
As of July 31, 2024, offering periods that began under the Prior ESPP on each of January 1, 2024, July 1, 2023, and January 1, 2023, remain outstanding (the “Prior Offering Periods”). These Prior Offering Periods commenced under the Prior ESPP prior to the Amendment Date and will remain subject to the terms and conditions of the Prior ESPP. Each offering period that begins on or after the Amendment Date will be subject to the terms and conditions of the Amended ESPP. Currently, an offering period is outstanding under the Amended ESPP that commenced on July 1, 2024 (the “Initial Offering Period”). If the Amended ESPP is not approved by shareholders before the first date share purchases otherwise would occur under such offering period (which is scheduled to occur on January 2, 2025), then such offering period will terminate immediately prior to such date without any purchases having been made under it, no new offering periods will commence under the Amended ESPP (unless and until determined otherwise by the Administrator), all contributions, exercises and purchases will be suspended under the Amended ESPP, and any contributions made under such offering period will be returned to the respective participating employees.

Number of Ordinary Shares Available
Subject to adjustment upon certain changes in our capitalization as provided in the Amended ESPP, the maximum aggregate number of ordinary shares that are available for sale under the Amended ESPP is 7,850,329 ordinary shares. We are not asking shareholders to approve any increase in the number of ordinary shares available for issuance. Under the Prior ESPP, a total of 3,800,508 ordinary shares (subject to adjustment under the terms of the Prior ESPP) had been reserved for issuance. As of the first day of each fiscal year of ours starting with our fiscal year beginning in 2022, the Prior ESPP enabled an annual increase in the ordinary shares reserved under the Prior Plan in an amount determined by the administrator of the Prior ESPP but not to exceed 1% of the ordinary shares issued and outstanding on the last day of the immediately prior fiscal year of ours (the “evergreen”), provided that the maximum number of ordinary shares that may be issued under the Prior ESPP was 38,005,080 ordinary shares (subject to adjustment under the terms of the Prior ESPP). As of July 31, 2024, a maximum of 6,068,258 ordinary shares had become available for issuance under the Prior ESPP (including pursuant to the past evergreen increases), and an aggregate of 590,440 ordinary shares previously had been issued under the Prior ESPP pursuant to purchases by participating employees, resulting in a total of 7,850,329 ordinary shares remaining available for issuance under the Prior ESPP. As noted above, the Amended ESPP eliminates the evergreen, such that the maximum number of ordinary shares that may be issued is limited to the 7,850,329 ordinary shares currently available thereunder (subject to any further approval from shareholders that we may request from time to time to increase the maximum number of shares issuable). Further, and for clarity, any ordinary shares purchased under the Prior Offering Periods on or after the Amendment Date will reduce the share reserve under the Amended ESPP on a one-for-one basis for each such ordinary share that is purchased under such Prior Offering Periods on or after the Amendment Date. The shares under the Amended ESPP may be authorized but unissued, or reacquired ordinary shares of the Company.

Administration
The Amended ESPP is administered by the Board or a board committee appointed by the Board that is constituted to comply with applicable laws (including the Compensation Committee). The Board has delegated authority to the Compensation Committee to act as the Administrator of the Amended ESPP. Subject to the terms of the Amended ESPP, the Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Amended ESPP, to delegate ministerial duties to any of our employees, to designate separate
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offerings under the Amended ESPP, to designate the Company and any of its subsidiaries as participating in the Section 423 Component or Non-Section 423 Component (and unless determined otherwise by the Administrator, the Company will participate in the Section 423 Component), to determine eligibility, to adjudicate all disputed claims filed under the Amended ESPP and to establish such procedures that it deems necessary or advisable for the administration of the Amended ESPP. The Administrator is authorized to adopt rules and procedures in order to: determine eligibility to participate, determine the definition of compensation for purposes of contributions to the Amended ESPP, handle contributions to the Amended ESPP, coordinate the making of contributions to the Amended ESPP, establish bank or trust accounts to hold contributions to the Amended ESPP, effect the payment of interest, effect the conversion of local currency, satisfy obligations to pay payroll tax, determine beneficiary designation requirements, implement and determine withholding procedures and determine procedures for the handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by applicable law, the terms of a purchase right granted under the Amended ESPP or an offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of purchase rights granted under the Amended ESPP or the same offering to employees resident solely in the U.S. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

Purchases of Shares
Ordinary shares are offered under the Amended ESPP through a series of consecutive, overlapping offering periods approximately 24 months in duration that are scheduled to start on the first trading day on or after January 1 and July 1 of each year and end on the first trading day on or after January 1 and July 1, respectively, approximately 24 months later. However, the first offering period under the Amended ESPP commenced on July 1, 2024, and will end on the first trading day on or after July 1, 2026. The Administrator may change the duration and timing of future offering periods in accordance with the Amended ESPP, but in no event may such periods exceed 27 months.
Each offering period will contain four purchase periods approximately six months in length that are scheduled to start on the first trading day on or after January 1 and July 1 of each offering period and end on the first trading day on or after July 1 and January 1, respectively, approximately six months later. The last day of each purchase period is referred to in this Proposal No. 3 as an “exercise date.” The first exercise date under the Amended ESPP will be the first trading day on or after January 1, 2025.
On each exercise date, we will use each participant’s payroll deductions or contributions to purchase ordinary shares of the Company for the participant. The per-share price (the “purchase price”) of our ordinary shares purchased will be 85% of the lower of (1) the fair market value of an ordinary share of ours on the first trading day of the offering period, or (2) the fair market value of an ordinary share of ours on the exercise date, provided that the Administrator may establish in advance a different formula for the purchase price for offering periods under the Amended ESPP or as permitted by the Amended ESPP. Under the Amended ESPP, fair market value generally refers to, as of any date of determination, the closing sales price of an ordinary share on the last trading day before such date.
No participant will be granted an option under the Amended ESPP, to the extent that their rights to purchase ordinary shares under all employee stock purchase plans of ours or of any parent or subsidiary of ours accrues at a rate of more than $25,000 worth of our ordinary shares (based on the fair market value of the shares at the beginning of the applicable offering period) for each calendar year during which such option is outstanding at any time (the “$25K Limit”).

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The Administrator also has discretion to set a limit on the number of ordinary shares that may be purchased by a participant during any offering period or purchase period (which currently is established at 2,000 ordinary shares per purchase period under the Amended ESPP, subject to adjustment upon certain changes in our capitalization as described in the Amended ESPP) (a “Fixed Limit”). Under the Prior ESPP, purchases are subject to the $25K Limit but not to a Fixed Limit. Further, under the Amended ESPP, under certain circumstances where the number of our ordinary shares to be purchased on an exercise date exceeds the number of our ordinary shares that were available for purchase on the first day of the offering period (the “enrollment date”) or on that exercise date, the Administrator may provide that we will make a pro rata allocation of the ordinary shares available for purchase on such enrollment date or exercise date, as applicable, in as uniform a manner as practicable and as it determines in its sole discretion to be equitable among all participants exercising options to purchase our shares on such date, as well as continue or terminate any or all offering periods then in effect. The Administrator also may reduce a participant’s contributions to zero percent during an offering period or purchase period to the extent necessary to comply with Section 423. Until our ordinary shares have been purchased and delivered to a participant (as evidenced by the appropriate entry in our books or a duly authorized transfer agent of ours), the participant will have no voting, dividend or other shareholder rights with respect to the shares. At least annually, statements of account will be provided to each participant setting forth certain information regarding their participation in the Amended ESPP, including the amounts of contributions, purchase price, number of our ordinary shares purchased and any remaining cash balance.
To the extent permitted by applicable law, unless otherwise determined by the Administrator, if the fair market value of an ordinary share on any exercise date in an offering period is lower than the fair market value of an ordinary share on the first day of such offering period, then all participants in such offering period will be withdrawn automatically from such offering period immediately after the exercise of their option on such exercise date and re‑enrolled automatically in the immediately following offering period. The Prior ESPP additionally provided that, unless such a re-enrollment occurs, participants would not enroll in any different offering period under the Prior ESPP until the offering period in which they already participate ends.

Eligibility to Participate
Our employees and employees of our designated companies are eligible to participate in the Amended ESPP, subject to certain limitations under the Amended ESPP. No employee who customarily works less than 20 hours per week or five months or less in a calendar year (or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator, if required under applicable laws, for purposes of any separate offering or in the Non-Section 423 Component), or who has been employed for less than 28 days through the day immediately before the start of an offering period, is eligible to participate in the Amended ESPP. The Prior ESPP provided that employees are ineligible to participate if they are customarily employed for less than 20 hours per week or five months or less in any calendar year, are members of the Board, or will not have been employed for at least six months during a purchase period. In either case of the Amended ESPP or Prior ESPP, no participant will be granted an option (a) to the extent that, immediately after the grant, such participant (or any other person whose shares would be attributed to such participant pursuant to Code Section 424(d)) would own our shares or capital stock or the shares or capital stock of any parent or subsidiary of ours, and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of our shares or capital stock or the shares or capital stock of any parent or subsidiary of ours.
The Administrator generally has the discretion pursuant to the terms of the Amended ESPP (on a uniform and nondiscretionary basis or as otherwise permitted by applicable law with respect to an offering under the Section 423 Component) to determine that the following types of employees will be eligible or ineligible to participate in an offering: employees customarily scheduled to work not more than 20 hours per week or five months per calendar
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year (or lesser number of hours or period), employees who have continuously worked for us or a designated company for less than two years (or lesser period), and employees who are officers of ours within the meaning of Section 16 of the Exchange Act or highly compensated employees. The Administrator also may exclude from participation in the Amended ESPP employees who are citizens or residents of a non-U.S. jurisdiction if participation is prohibited by local law or if complying with local law would cause a violation of Section 423. Additionally, in the case of the Non-Section 423 Component, an employee may be excluded from participation in the Amended ESPP or an offering if the Administrator has determined that participation of such employee is not advisable or practicable.
As of July 31, 2024, approximately 193 employees (including 4 executive officers) are eligible to participate in the Amended ESPP. Non-employee directors and non-employee service providers are not eligible to participate in the Amended ESPP.

Enrollment and Contributions
The Amended ESPP provides for eligible employees to have the opportunity to elect voluntarily whether to enroll in the Amended ESPP by completing the enrollment procedure in a form and manner and by the deadline date (that occurs before the start of an applicable offering period), that is set by the Administrator. Each employee who enrolls in the Amended ESPP will be granted an option to purchase our ordinary shares on each enrollment date while participating in the Amended ESPP and will be re-enrolled automatically for additional rolling 24-month offering periods unless determined otherwise by the Administrator prior to the enrollment date for such additional offering periods; provided, however, an employee may cancel their enrollment at any time (subject to Amended ESPP rules).
Participants in the Amended ESPP will make contributions in the form of payroll deductions or otherwise, as permitted by the Administrator and subject to the terms of the Amended ESPP. Participants generally may contribute up to 15% of their eligible compensation (in whole percentages). However, prior to the enrollment date of an offering period, the Administrator may change such contribution limit with respect to all options granted as of the enrollment date of such period. Compensation eligible to be contributed under the Amended ESPP includes a participant’s base straight time gross earnings, payments for overtime, shift premium, commissions, incentive compensation, bonuses, and other similar compensation, but exclusive of equity compensation and other similar compensation. The Administrator may, on a uniform and nondiscriminatory basis, change the definition of eligible compensation for any subsequent offering periods.
A participant may increase or decrease their contribution percentage by following procedures established by the Administrator. Unless and until determined otherwise by the Administrator, such increase or decrease will apply only to future purchase periods or offering periods that begin after such adjustment is made, except that a participant may decrease their contribution rate during a purchase period for such purchase period one time. The Administrator may limit or amend the nature, number, and applicability of contribution rate changes that may be made by participants during an offering period or purchase period, and establish such other conditions or limitations it deems appropriate for administration of the Amended ESPP.

Termination of Participation
Participation in the Amended ESPP generally will terminate when a participating employee’s employment with us or a designated company ceases for any reason, the employee withdraws from the Amended ESPP or we terminate or amend the Amended ESPP such that the employee is no longer eligible to participate. An employee may withdraw their participation in the Amended ESPP at any time in accordance with procedures, and prior to any
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applicable deadline, specified by the Administrator. Upon withdrawal from or other termination of participation in the Amended ESPP, in general the employee will receive all amounts credited to their account without interest (unless otherwise required under applicable law) and their payroll withholdings or contributions under the Amended ESPP will cease.

Non-transferability
Neither contributions credited to a participant’s account nor rights to purchase ordinary shares and any other rights under the Amended ESPP may be assigned, transferred, pledged or otherwise disposed of by the participant other than by will or the laws of descent and distribution. Any attempt at such prohibited disposition will be without effect, except that we may treat such act as an election to withdraw participation.

Certain Transactions
In the event that any dividend or other distribution (whether in the form of cash, ordinary shares of the Company, other securities, or other property), recapitalization, stock split, subdivision, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of our ordinary shares or our other securities, or other change in our corporate structure affecting the ordinary shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Amended ESPP, will adjust the number and class of ordinary shares that may be delivered under the Amended ESPP, the purchase price per share, the class and the number of ordinary shares covered by each purchase right under the Amended ESPP that has not yet been exercised, and the numerical limits under the Amended ESPP.
In the event of our proposed dissolution or liquidation, any ongoing offering periods will be shortened and will terminate immediately before completion of the proposed dissolution or liquidation following the purchase of ordinary shares under the shortened offering periods, unless provided otherwise by the Administrator. Prior to the new exercise date, the Administrator will notify participants regarding the new exercise date and the exercise to occur on such date.
In the event of our merger or “change in control” (as defined in the Amended ESPP), each outstanding purchase right under the Amended ESPP will be assumed or substituted for by the successor corporation or its parent or subsidiary. In the event that purchase rights are not assumed or substituted for, the offering period will be shortened by setting a new exercise date on which the offering period will end, which will occur prior to the date of the proposed merger or change in control. Prior to the new exercise date, the Administrator will notify participants regarding the new exercise date and the exercise to occur on such date. Under the Prior ESPP, the foregoing actions (if the outstanding purchase rights are not assumed or substituted for as described above) can be taken by the Prior ESPP’s administrator in the event of a “corporate transaction” (as defined in the Prior ESPP). The Prior ESPP’s administrator also may elect to terminate all outstanding offering periods under the Prior ESPP upon a corporate transaction (including for example, prior to the offering period’s scheduled expiration, without exercise, and return any accumulated payroll deductions to respective participants).
Under the Amended ESPP, a “change in control” generally means, subject to certain exceptions, the acquisition by any person (or certain group of persons) of more than 50% of the total voting power of the Company’s shares or stock, a change in the effective control of the Company that occurs due to a majority of the members of the Board being replaced during a 12-month period by directors whose appointment or election is not endorsed by a majority of the directors before such appointment or election, or a change in ownership of the Company’s assets during a 12‑month period with a gross value of at least 50% of the gross value of all of the
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Company’s assets immediately before such acquisition or acquisitions. Under the Prior ESPP, a “corporate transaction” generally means a merger, consolidation, acquisition of property or shares or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

Amendment and Termination
The Administrator may amend, suspend or terminate the Amended ESPP or any part of the Amended ESPP at any time and for any reason. The Amended ESPP will continue in effect for a term of 20 years from the Amendment Date, unless terminated earlier by the Administrator in accordance with its terms. The Prior ESPP had provided for a plan term expiring January 26, 2032, unless terminated earlier by the Prior ESPP’s administrator in accordance with its terms.
If the Administrator determines that the ongoing operation of the Amended ESPP may result in unfavorable financial accounting consequences, the Administrator may modify, amend or terminate the Amended ESPP to reduce or eliminate such accounting consequence. If the Amended ESPP is terminated, the Administrator in its discretion may terminate all outstanding offering periods either immediately or after completion of the purchase of ordinary shares under the Amended ESPP (which may be adjusted to occur sooner than originally scheduled), or in accordance with their terms. If offering periods are terminated prior to their expiration, then all amounts credited to participants that have not been used to purchase ordinary shares will be returned as soon as administratively practicable.

Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the Amended ESPP. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
The 423 Component of the Amended ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423. Under an employee stock purchase plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the ordinary shares acquired under the Amended ESPP or in the event of the participant’s death while still owning the purchased ordinary shares.
If the participant sells or otherwise disposes of the purchased ordinary shares within two years after the start date of the offering period in which the ordinary shares were acquired or within one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction equal in amount to such excess, for the taxable year in which such disposition occurs. The amount of this ordinary income will be added to the participant’s basis in the shares, and any resulting gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term capital gain or loss.
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If the participant sells or disposes of the purchased ordinary shares more than two years after the start date of the offering period in which the ordinary shares were acquired and more than one year after the date of purchase of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the amount by which the fair market value of the ordinary shares on the sale or disposition date exceeded the purchase price paid for those shares, or (b) 15% of the fair market value of the ordinary shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the ordinary shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. We will not be entitled to an income tax deduction with respect to such disposition.
To the extent an employee stock purchase plan (or a portion thereof, for example, the Non-Section 423 Component) does not qualify as an employee stock purchase plan within the meaning of Section 423, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon the grant of the purchase rights. The participant will recognize ordinary income upon exercise of the purchase right, and we will be entitled to an income tax deduction for such taxable year in which the exercise occurs, for the amount by which the fair market value of the purchased ordinary shares on the purchase date exceeds the purchase price paid for the shares. The amount of this ordinary income will be added to the participant’s basis in the shares, and any resulting gain or loss recognized upon the sale or disposition of the shares will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term capital gain or loss.
The Company’s ability to receive a deduction for federal income tax purposes in connection with purchase rights under the Amended ESPP is subject to Section 162(m) of the Code, which generally limits a public company’s tax deduction for compensation paid to certain of its executives and certain other individuals to $1 million per individual per taxable year.
In addition, a participant’s annual “net investment income,” as defined in Section 1411 of the Code, may be subject to a 3.8% U.S. Federal surtax. Net investment income may include capital gain and/or loss arising from the disposition of ordinary shares purchased under the Amended ESPP. Whether a participant’s net investment income will be subject to this surtax will depend on the participant’s level of annual income and other factors.

Plan Benefits
Our executive officers have an interest in the approval of the Amended ESPP by our shareholders because they are eligible to participate in the Amended ESPP. Non-employee members of the Board are not eligible to participate in the Amended ESPP.
Participation in the Amended ESPP is voluntary and dependent on each eligible employee’s election to participate, the amount of their eligible compensation, and their determination as to the portion of their eligible compensation to contribute to the Amended ESPP. Further, the number of our ordinary shares that may be purchased under the Amended ESPP is determined, in part, by the price of our ordinary shares on the first day of each offering period and applicable exercise date of each purchase period. Accordingly, the actual number of ordinary shares that would be purchased by any individual under the Amended ESPP in the future is not determinable.
Participants in the Initial Offering Period were granted purchase rights under the Amended ESPP on July 1, 2024. Purchases under the Initial Offering Period are contingent on shareholders approving the Amended ESPP prior to the first exercise date under the Initial Offering Period (which is scheduled to occur on January 2, 2025). If the
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Amended ESPP is not approved by shareholders before such date, then the Initial Offering Period will terminate immediately prior to such date without any purchases having been made and any contributions made under the Initial Offering Period will be returned to the respective participating employees. The following table sets forth the maximum dollar value and maximum number of our ordinary shares that may be purchased pursuant to options outstanding under the Initial Offering Period under the Amended ESPP by our named executive officers and certain groups of participants based on certain assumptions as set forth below.

New Plan Benefits
Name of Individual and Positions, or Group	Dollar Value(1)(2)	Number of Shares(2)(3)
William (Bill) Brennan President, Chief Executive Officer and Director	$63,750	1,995
Daniel Fleming Chief Financial Officer	$42,500	1,330
Yat Tung (Job) Lam Chief Operating Officer	$63,750	1,995
Chi Fung (Lawrence) Cheng Chief Technology Officer	$63,750	1,995
Katherine E. Schuelke(4) Former Chief Legal Officer and Secretary	$—	—
Adam Thorngate-Gottlund(4) Former General Counsel and Secretary	$—	—
All current executive officers as a group	$297,500	9,314
All current directors who are not executive officers as a group	$—	—
All employees, including all current officers who are not executive officers, as a group	$8,096,250	253,483

(1)The amount shown is based on the maximum value of our ordinary shares that may be purchased pursuant to the $25K Limit under Code Section 423 for the Initial Offering Period (but disregarding any prior purchases in the current year under the Prior ESPP). The actual value of ordinary shares to be purchased by participants under the Initial Offering Period is not yet determinable. The Initial Offering Period commenced on July 1, 2024, and is scheduled to end on July 1, 2026, subject to earlier termination as provided in the Amended ESPP.
(2)The amount or number shown does not take into consideration the contribution rate limit imposed by the Amended ESPP or the actual contribution rates elected by participants. A participant’s contribution rate is determined as a percentage of such participant’s eligible compensation, which will vary depending on the amount of such compensation (for example, salary and bonuses) earned by the participant during the Initial Offering Period and any rate changes elected by the participant during the Initial Offering Period.
(3)The number shown assumes that each participant purchases the maximum number of ordinary shares permitted pursuant to the $25K Limit under Code Section 423 (but disregarding any prior purchases in the current year under the Prior ESPP) and assumes a per share purchase price of $31.94, the closing price of an ordinary share on June 28, 2024, which is the maximum per share purchase price that will apply to purchases under the Initial Offering Period. The actual purchase price on each purchase date under the Initial Offering Period is not yet determinable, and the actual number of ordinary shares that may be purchased by participants under the Initial Offering Period is not yet determinable.
(4)Ms. Schuelke terminated employment with the Company before the first exercise date of the Initial Offering Period, and Mr.Thorngate-Gottlund terminated employment with the Company before the beginning of the Initial Offering Period. Accordingly, neither named executive officer was eligible to receive benefits under the Amended ESPP.
On July 31, 2024, the closing price of an ordinary share of ours on The Nasdaq Stock Market was $27.75 per share.

Board Recommendation and Required Vote
We believe that the approval of the Amended ESPP is important for our ability to remain competitive in continuing to attract and retain highly skilled employees. Our employees are one of our most valuable assets. The
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Amended ESPP enables us to provide important incentives to our employees to achieve the Company’s goals and drive our continued success. For the reasons we state above, we are asking the shareholders to approve the Amended ESPP.
Our Board unanimously recommends that you vote FOR the approval of the Amended and Restated Employee Stock Purchase Plan.
Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the approval of the Amended and Restated Employee Stock Purchase Plan, as disclosed in this proxy statement. Assuming the presence of a quorum, the required vote to approve the proposal is an ordinary resolution, which requires the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
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PROPOSAL NO. 4
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year ending May 3, 2025. At the Annual Meeting, shareholders will be asked to ratify the Audit Committee’s appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending May 3, 2025. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our shareholders’ best interests.
Board Recommendation and Required Vote
Our Board unanimously recommends that you vote FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending May 3, 2025.
Unless authority to do so is withheld, the proxy holders named in the proxy card will vote the shares represented thereby FOR the appointment of Ernst & Young. Assuming the presence of a quorum, the required vote to approve the proposal is an ordinary resolution, which requires the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome. In the event that the shareholders do not ratify the selection of Ernst & Young at the Annual Meeting, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our shareholders’ best interests.

Information Concerning Independent Registered Public Accounting Firm
Ernst & Young has been our auditor and independent registered public accounting firm for our financial statements since June 30, 2018. Representatives of Ernst & Young are expected to be present at the Annual Meeting, and they will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to any appropriate questions from shareholders.
Fees Paid to Ernst & Young for Fiscal 2024 and Fiscal 2023
The following table sets forth the fees billed or to be billed by Ernst & Young for professional services rendered with respect to the fiscal years ended April 27, 2024 and April 29, 2023. All of these services were approved by the Audit Committee.

Type of Fee	Fiscal 2024 ($)	Fiscal 2023 ($)
Audit Fees(1)	2,090,116	2,262,763
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	3,600	1,640
Total Fees	2,093,716	2,264,403

(1)Includes fees for audit services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K, review of financial statements included in our Quarterly Reports on Form 10-Q and services that were provided in connection with regulatory filings or engagements.
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(2)Includes fees for access to online accounting and tax research software licenses.
Pre-Approval Policies and Procedures
The engagement of Ernst & Young for non-audit accounting and tax services performed for us is limited to those circumstances where these services are considered integral to the audit services that Ernst & Young provides or in which there is another compelling rationale for using its services.
Pursuant to the Sarbanes-Oxley Act of 2002, all audit and permitted non-audit services for which the Company engages Ernst & Young require pre-approval by the Audit Committee. In December 2021, the Audit Committee approved a policy that allows the Audit Committee to pre-approve non-audit services to be provided by Ernst & Young without further approval of the full committee, on a case-by-case basis. The pre-approval of services may be delegated to the Chair or another member of the Audit Committee, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
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REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended April 27, 2024. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates the information by reference in such filing.
The Audit Committee has reviewed and discussed our audited financial statements with management. The Audit Committee has reviewed and discussed the audited financial statements with Ernst & Young LLP, including such items as are required to be discussed by the applicable standards of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received from the independent registered public accounting firm, Ernst & Young LLP, the written disclosures and the letter required by the Public Company Accounting Oversight Board, and the Audit Committee has discussed with Ernst & Young LLP the independence of the independent registered public accounting firm.
After review of the discussions and written correspondence described above, as well as such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to our Board that the audited financial statements for the last fiscal year be included in our Annual Report on Form 10-K for the fiscal year ended April 27, 2024. The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending May 3, 2025, subject to our shareholders approving the ratification of such appointment at the Annual Meeting.
The Audit Committee of the Board
Clyde Hosein, Chair
Manpreet Khaira
Lip-Bu Tan

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EXECUTIVE OFFICERS OF THE COMPANY
The following table shows information about our executive officers as of the Record Date:

Name	Title
William (Bill) Brennan	President, Chief Executive Officer and Director
Daniel Fleming	Chief Financial Officer
Chi Fung (Lawrence) Cheng	Chief Technology Officer and Director
Yat Tung (Job) Lam	Chief Operating Officer and Director
James Laufman	Chief Legal Officer and Secretary
Biographical information for each of the above-named officers is set forth below.
William (Bill) Brennan. Age 60. Mr. Brennan’s biography is included with the biographies of other members of the Board above.
Daniel Fleming. Age 58. Mr. Fleming has served as our Chief Financial Officer since August 2015. Prior to joining Credo, Mr. Fleming served as Vice President of finance at Siva Power, Inc., a thin-film solar power company, where he was responsible for Siva Power’s finance, accounting and administration functions from January 2012 to July 2015. Prior to joining Siva Power, Mr. Fleming held various financial management positions at SunPower Corporation, a solar power company, Marvell, Prism Solutions, Inc. and Xilinx, Inc., a semiconductor manufacturing company. Mr. Fleming began his professional career as a circuit design engineer at AT&T. Mr. Fleming received a B.S. in Electrical Engineering from the Pennsylvania State University and an M.B.A in Finance from the Kelley School of Business at Indiana University.
Chi Fung (Lawrence) Cheng. Age 55. Mr. Cheng’s biography is included with the other members of the Board above.
Yat Tung (Job) Lam. Age 58. Mr. Lam’s biography is included with the other members of the Board above.
James Laufman. Age 59. Mr. Laufman has served as our Chief Legal Officer and Secretary since August 19, 2024. Prior to joining Credo, Mr. Laufman served as Chief Legal Officer and Corporate Secretary of Automation Anywhere, Inc., a private SAAS-based intelligent automation company, from 2018 to 2024. Prior to Automation Anywhere, Mr. Laufman served as Senior Vice President, General Counsel and Corporate Secretary for Infinera Corporation from 2014 to 2018, Vice President, General Counsel at Marvell Semiconductor from 2008 to 2014 and Vice President, General Counsel and Secretary at Integrated Device Technology, Inc. from 1999 to 2008. Prior to these roles, Mr. Laufman also served as General Counsel of the US operations of Rohm Corporation and as an associate attorney focused on business and commercial litigation at the Berliner Cohen and Popelka Allard law firms. Mr. Laufman received a B.S. in Business Administration from California State University, Chico and a J.D. from Santa Clara University School of Law.
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our shares as of July 31, 2024, except as noted otherwise, for:
•Each person or entity who is known by us to own beneficially more than 5% of our outstanding shares;
•Each of our directors and nominees for director;
•Each of our named executive officers in the Summary Compensation Table of this proxy statement; and
•All persons who were directors or executive officers as of July 31, 2024 as a group.
In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares issuable pursuant to awards that vest or options that are exercisable within 60 days of July 31, 2024. Such shares are deemed outstanding for computing the percentage of the person holding such awards or options but are not outstanding for computing the percentage of any other person. The percentage ownership of our ordinary shares in the “Shares Beneficially Owned” column in the table below is based on 165,916,562 of our ordinary shares outstanding as of July 31, 2024.
Unless otherwise indicated, the address for each listed shareholder is: c/o Credo Technology Group Holding Ltd, 110 Rio Robles, San Jose, California 95134. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all of their ordinary shares.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent**
5% Shareholders:
Entities affiliated with The Vanguard Group(1)	13,991,480	8.69%
Entities affiliated with BlackRock, Inc.(2)	12,207,190	7.7%
Entities affiliated with JPMorgan Chase & Co(3)	10,895,664	6.7%
Chi Fung (Lawrence) Cheng(4)	9,380,493	5.65%
Directors and Named Executive Officers:
Adam Thorngate-Gottlund	243	*
Chi Fung (Lawrence) Cheng(4)	9,380,493	5.65%
Clyde Hosein	0	0.00%
Daniel Fleming(7)	600,998	*
David Zinsner(9)	118,750	*
Katherine (Kate) E. Schuelke	33,855	*
Lip-Bu Tan(8)	3,089,794	2.72%
Manpreet Khaira(10)	28,750	*
Pantas Sutardja	5,892,369	3.55%
Sylvia Acevedo(11)	18,897	*
William (Bill) Brennan(6)	2,727,147	1.64%
Yat Tung (Job) Lam(5)	4,766,508	2.87%
All directors and named executive officers as a group (11 persons)(12)	26,657,561	16.04%

*    Less than one percent.
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**    The percentage of beneficial ownership for the following table is based on 149,738,218 shares issued and outstanding as of the date of this table.
(1)Based solely on a Schedule 13G/A filed with the SEC on February 13, 2024, consists of: 13,991,480 shares held of record by The Vanguard Group. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. This shareholder has sole dispositive power with respect to 13,676,162 of such shares and shared dispositive power over 315,318 of such shares.
(2)Based solely on a Schedule 13G/A filed with the SEC on February 5, 2024, consists of: 12,207,190 shares held of record by BlackRock, Inc. BlackRock, Inc. has sole dispositive power with respect to all of the shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(3)Based solely on a Schedule 13G/A filed with the SEC on January 8, 2024, consists of: 10,895,664 shares held of record by JPMorgan Chase & Co. The address for JPMorgan Chase & Co is 383 Madison Avenue, New York, NY 10179. This shareholder has sole dispositive power with respect to 10,893,464 of such shares.
(4)Consists of (i) 40,641 shares held directly by Mr. Cheng, (ii) 9,333,602 shares held by the Lawrence Chi Fung Cheng & Eve Yuhua Huang Trust UA 12/22/2003 (the "Cheng Huang Family Trust") and (iii) 6,250 shares issuable pursuant to RSUs held directly by Mr. Cheng that will vest within 60 days of July 31, 2024. Mr. Cheng is a joint trustee with shared voting and investment power over the shares held by the Cheng Huang Family Trust. Mr. Cheng disclaims beneficial ownership of these indirectly held shares except to the extent of any pecuniary interest therein.
(5)Consists of (i) 2,700,258 shares held directly by Mr. Lam, (ii) 720,000 shares held by Chung (BVI) Co Ltd, (iii) 1,270,000 shares held by Zhan (BVI) Co Ltd., (iv) 70,000 shares held by the Evelyn and Job April Foundation and (v) 6,250 shares issuable pursuant to RSUs held directly by Mr. Lam that are vested or will vest within 60 days of July 31, 2024. Mr. Lam, our Chief Operating Officer and a member of our board of directors, shares voting and investment power with his spouse over the shares held by Zhan (BVI) Co Ltd and Chung (BVI) Co Ltd. Mr. Lam and his spouse share voting and investment power over the Evelyn Job and April Foundation which is a tax-exempt 501(c)(3) charitable institution for which Mr. Lam and his spouse share voting and investment power over the securities owned by the foundation.
(6)Consists of (i) 37,904 shares held directly by Mr. Brennan, (ii) 2,673,618 shares held by The Brennan Family Trust, DTD 09/06/2002 (the “Brennan Family Trust") and (iii) 15,625 shares issuable pursuant to RSUs that will vest within 60 days of July 31, 2024. Mr. Brennan is a joint trustee with shared voting and investment power over the shares held by the Brennan Family Trust.
(7)Consists of (i) 504,284 outstanding shares, (ii) 6,250 shares issuable pursuant to RSUs that are vested or will vest within 60 days of July 31, 2024 and (iii) 90,464 shares issuable pursuant to options that are vested or will vest within 60 days of July 31, 2024.
(8)Consists of (i) 16,875 shares held directly by Mr. Tan, (ii) 2,863,725 shares held by China Walden Venture Investments II, L.P. (ii) 39,736 shares held by A&E Investment LLC, (iv) 167,583 shares held by the Lip-Bu Tan & Ysa Loo Trust UA 02/03/1992 (the "Lip-Bu Tan & Ysa Loo Trust") and (v) 1,875 shares issuable pursuant to RSUs held directly by Mr. Tan that are vested or will vest within 60 days of July 31, 2024. Mr. Tan, a member of our board of directors, is the Managing Director of China Walden Venture Investment II G.P., Ltd, which is the General Partner of China Walden Venture Investments II, L.P.; is the Manager of A&E Investment LLC, an entity owned by Mr. Tan’s family trust for which Mr. Tan is a joint trustee; and is a joint trustee with shared voting and investment power over the shares held by the Lip-Bu Tan & Ysa Loo Trust. Mr. Tan disclaims beneficial ownership of these indirectly held shares except to the extent of any pecuniary interest therein.
(9)Consists of (i) 16,875 outstanding shares, (ii) 1,875 shares issuable pursuant to RSUs that are vested or will vest within 60 days of July 31, 2024 and (iii) 100,000 shares issuable pursuant to options that are vested or will vest within 60 days of July 31, 2024.
(10)Consists of (i) 26,875 outstanding shares and (ii) 1,875 shares issuable pursuant to RSUs that are vested or will vest within 60 days of July 31, 2024.
(11)Consists of (i) 17,022 outstanding shares and (ii) 1,875 shares issuable pursuant to RSUs that are vested or will vest within 60 days of July 31, 2024.
(12)Consists of (i) an aggregate of 26,609,645 outstanding shares, (ii) an aggregate of 43,750 shares issuable pursuant to RSUs that vested or will vest within 60 days of July 31, 2024 and (iii) an aggregate of 190,464 shares issuable pursuant to options that are vested or will vest within 60 days of July 31, 2024.
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EXECUTIVE COMPENSATION,
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (this “CD&A”) reviews the compensation of our named executive officers for the fiscal year ended April 27, 2024. It also provides an overview and analysis of our compensation program and policies, material compensation decisions with respect to fiscal 2024 compensation and the relationship between our business performance and compensation practices.
Our named executive officers ("NEOs"), for fiscal 2024, which began on May 1, 2023 and ended on April 27, 2024, consist of:
•William (Bill) Brennan, President, Chief Executive Officer, and Director;
•Daniel Fleming, Chief Financial Officer;
•Yat Tung (Job) Lam, Chief Operating Officer;
•Chi Fung (Lawrence) Cheng, Chief Technology Officer;
•Katherine E. Schuelke, former Chief Legal Officer and Secretary, who joined us on January 26, 2024 and who transitioned from her position as Chief Legal Officer and Secretary effective August 12, 2024; and
•Adam Thorngate-Gottlund, former General Counsel and Secretary, who stepped down from his position effective January 25, 2024.
Fiscal 2024 Highlights
•Our annual revenue grew 4.8% year-over-year to $193.0 million.

•Our total product sales and product engineering services revenue grew 8% year-over-year to $164.9 million.
Our Compensation Objectives and Philosophy
Our executive compensation program, as overseen by our Compensation Committee, is designed to support and incentivize our executive team to ensure the Company’s achievement of its primary business goals and allow the Company to attract and retain executives whose talents, expertise, leadership and contributions are expected to build and sustain growth in long-term shareholder value. As a result, the largest portion of our executives' compensation is delivered in the form of long-term equity incentive awards. The Compensation Committee reviews our compensation policies and overall program design to ensure that they promote closer alignment of our executives' interests with the interests of our shareholders and our business goals, and that the total compensation paid to our executives is fair, reasonable and competitive for our size and stage of development.
The key objectives of our compensation program include the following:
•Attract, retain and motivate qualified and talented individuals with market competitive compensation. We have structured our compensation program to ensure we are able to attract and retain the talent necessary for us to achieve our business goals. Our Compensation Committee considers compensation data prepared by its independent compensation consultant, Compensia relating to the compensation of executives in similar positions at peer companies determined by the Compensation Committee. Our Compensation Committee focuses generally on the 50th percentile data of peer companies for cash compensation and the 75th percentile data of our peer companies for long-term equity incentive compensation, in light of the strong emphasis on long-term incentives under our executive compensation program.
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•Pay for performance. Our executive compensation program is intended to motivate our executive officers by more closely linking the value of the compensation they receive to our overall business and financial goals over short and long-term periods. For example, cash bonuses in fiscal 2024, as discussed below, required a minimum financial performance for any payout.
•Align the interests of our executive officers and employees with those of our shareholders. Equity-based compensation constitutes the most significant portion of our executive officers’ overall compensation. The Compensation Committee believes using equity for the long-term incentives promotes stronger alignment between the interests of executive officers and the interests of our shareholders because it gives executive officers and shareholders a common interest in share or stock price performance, as well as fosters a culture of ownership for our executive officers.
Compensation Program Governance
The Compensation Committee assesses the effectiveness of our executive compensation program and reviews risk mitigation and governance matters, which includes maintaining the following best practices:

What We Do		What We Don’t Do
✔	Equity-based compensation is the most significant element of overall NEO compensation	✘	No hedging or pledging of company securities
✔	Utilize multi-year vesting for equity-based awards	✘	No excessive perks
✔	Engagement of an independent compensation consultant to provide information about pay levels and practices of our peers	✘	No supplemental executive retirement plans that provide pension or other benefits to our NEOs
✔	Regularly review and utilize peer data	✘	No acceleration of equity awards on a “single trigger” basis on a change in control
✔	Cash bonuses require a minimum level of financial performance for any payout	✘	No golden parachute excise tax gross-ups
✔	Annual risk assessment of compensation programs
Compensation Process
Advisory Vote on Executive Compensation - "Say on Pay" Vote
At our annual meeting held for the 2023 fiscal year, shareholders had the opportunity to vote, on an advisory, non-binding basis, on the frequency of our “say-on-pay” votes. Shareholders supported a resolution that we hold a “say-on-pay” vote every year. The say-on-pay vote is advisory and is not binding on us, the Compensation Committee, or the Board. Nonetheless, we value the opinion of our sharheolders, and the Compensation Committee will consider the outcome of the voting decisions and any shareholder concerns when considering future compensation decisions.

Role of the Compensation Committee and Management
The Compensation Committee oversees the development and administration of our executive compensation program, including the underlying philosophy and related policies. The Compensation Committee members are independent members of the Board, as determined under the relevant rules of Nasdaq and the SEC. The
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Compensation Committee reviews and approves, or recommends to the Board for approval, the compensation of our Chief Executive Officer and all other executive officers.
The Board including the Compensation Committee obtains input from executive officers and senior management regarding the Company’s annual operating plan, expected financial results, and related risks. Annually, the Compensation Committee reviews the base salary, target cash incentive opportunities and equity awards for our executive officers to verify alignment with our business strategy, determine whether any changes would be appropriate and approve their compensation packages and payouts. The Compensation Committee also approves offers of employment and compensation of new executive officers.
Role of the Independent Compensation Consultant
The Compensation Committee is authorized to engage compensation consulting advisors to provide advice and market data relating to executive and director compensation. Any such compensation consultants serve at the discretion of the committee by which they were engaged and provide analysis, advice and guidance with respect to the determination and recommendation of the amount and form of executive and director compensation. As previously discussed, Compensia was engaged by the Compensation Committee as an independent compensation consultant to provide advice and market data regarding executive compensation in fiscal 2024. Consistent with the Company’s compensation philosophy, the Compensation Committee considers compensation practices of peer companies including compensation levels, types of compensation, and compensation program designs. This data helps inform the Compensation Committee’s decision making, but the Committee may also consider other factors including the Company’s financial performance, succession planning considerations, the stage of growth of the Company and other retention and hiring goals. The Committee then generally targets at or near the 50th percentile for cash compensation and at or near the 75th percentile for long-term equity incentive compensation.
Peer Group
In fiscal 2024, our Compensation Committee, with the assistance of Compensia and senior management, reviewed its compensation peer group of 17 comparable companies in the semiconductor and semiconductor and materials and equipment industries. The companies in this compensation peer group were selected on the basis of revenue and market capitalization to best reflect a group of companies most similar to us. With regard to revenues, the 50th percentile of the peer group was $461 million and with respect to market capitalization, the 50th percentile of the peer group was $1.7 billion. The Compensation Committee reviewed and considered compensation levels of our executive officers against the levels for executive officers in similar roles within the compensation peer group to ensure that our executive compensation program remained competitive in the market for continuing to recruit, retain, and incentivize our executive officers and to reward them appropriately for performance achieved. For fiscal 2024, the executive compensation peer group consisted of the following companies:

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Fiscal 2024 Peer Group
ACM Research, Inc. (ACMR)	Navitas Semiconductor (NVTS)
Aehr Test Systems (AEHR)	Onto Innovation Inc. (ONTO)
Ambarella, Inc. (AMBA)	PDF Solutions, Inc. (PDFS)
CEVA, Inc. (CEVA)	Power Integrations, Inc. (POWI)
FormFactor (FORM)	Rambus Inc. (RMBS)
Impinj, Inc. (PI)	Semtech Corporation (SMTC)
indie Semiconductor, Inc. (INDI)	SiTime Corporation (SITM)
Lattice Semiconductor Corporation (LSCC)	Veeco Instruments Inc. (VECO)
MACOM Technology & Solutions Holdings, Inc. (MTSI)

Elements of Compensation
Base Salary
We set our executives’ base salaries at competitive levels necessary to attract and retain top-performing executives and to compensate executives for their job responsibilities and level of experience. The base salaries are intended to provide a fixed component of compensation that is commensurate with each executive’s experience, role and responsibilities. Effective as of February 1, 2023, the Compensation Committee approved adjustments to the base salaries for our NEOs for calendar year 2023 to better align with competitive market practice for similar public companies as follows: Mr. Brennan increased to $441,000, a 5.0% increase; Mr. Fleming increased to $367,500, a 5.0% increase; Mr. Lam increased to $315,000, a 5.0% increase; Mr. Cheng increased to $367,500, a 5.0% increase; and Mr. Thorngate-Gottlund increased to $301,000, a 7.5% increase. Effective as of January 1, 2024, the Compensation Committee approved the following adjustments for calendar year 2024 in order to bring base salaries to or near the 50th percentile of the Company’s peers: Mr. Brennan’s base salary was increased to $500,000; Mr. Fleming’s base salary was increased to $400,000, and Mr. Lam’s base salary was increased to $330,750. In order to bring Mr. Cheng’s base salary closer to the 50th percentile of the executives with similar positions at the Company’s peers, the Compensation Committee approved an increase in his base salary to $385,875 effective March 15, 2024. As part of her offer of employment in January 2024, the Committee approved a base salary of $375,000 for Ms. Schuelke effective January 26, 2024, the start date of her employment with the Company.
Annual Bonuses
Prior to the start of fiscal 2024, our Compensation Committee approved target bonus opportunities for fiscal 2024, which considered the target bonus levels of peer companies, for each of our NEOs set as a percentage of base salary, with actual bonuses payable based on the achievement of year-over-year revenue growth and non-GAAP net income percentage metrics for first half of fiscal year 2024 and second half of fiscal year 2024. Non-GAAP net income is calculated from GAAP net income which excludes the effect of share-based compensation expenses, asset impairment and related charges (if applicable), and the related tax effect adjustment to the provision for income taxes. For fiscal 2024, target bonuses as a percentage of base salaries for our NEOs were established as follows: Mr. Brennan: 100%; Mr. Fleming: 65%; Mr. Lam: 50%; Mr. Cheng: 50%; Mr. Thorngate-Gottlund: 50% and Ms. Schuelke: 50%.
For first half of fiscal year 2024, year-over-year revenue growth and non-GAAP net income metrics were not achieved, and bonuses were not paid. For second half of fiscal year 2024 bonuses for our NEOs were paid based on the sum of second half revenue growth (year over year) and non-GAAP net income exceeding 45%. For fiscal 2024, bonuses for our NEOs were paid out in the following amounts: Mr. Brennan, $250,000, Mr. Fleming, $130,000, Mr. Cheng, $96,469, Mr. Lam, $82,688, and Ms. Schuelke, $46,875. In connection with his separation from our
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Company, Mr. Thorngate-Gottlund did not receive an annual bonus for fiscal 2024. Ms. Schuelke’s bonus was pro-rated based on her partial year of service with us. Ms. Schuelke no longer serves in the role of Chief Legal Officer and Secretary and, effective as of August 12, 2024, will continue to serve in an advisory role through January 31, 2025.
Long-Term Equity Compensation
Our long-term equity incentive compensation program is designed to align the interests of our NEOs with those of our shareholders by creating multi-year incentives for our NEOs to maximize shareholder value. Using market data provided by Compensia that was based on our peer group, and targeting towards the 75th percentile of that group, the Compensation Committee approved grants of RSUs in fiscal 2024 under our 2021 Long- Term Incentive Plan (the “2021 Plan”) to Messrs. Brennan, Fleming, and Lam with respect to the number of ordinary shares as set forth in the table below, which were granted in early calendar year 2024. The Compensation Committee believes that granting RSUs to our NEOs promotes both shareholder value creation, since the value of the awards ultimately realized by our NEOs is directly impacted by our share or stock price, as well as executive retention, by linking vesting to continuous employment requirements. The RSUs vest over a total of four years as follows: 25% of each of the RSUs vest one year from January 1, 2024, with the balance vesting in equal quarterly installments over the following three years. In connection with Ms. Schuelke’s commencement of employment, the Compensation Committee approved (1) a grant of 300,000 RSUs that are subject to quarterly vesting over four years commencing on January 26, 2024 and (2) a grant of 20,000 RSUs that fully vested one month after her start date on January 26, 2024. In the event of a termination of Ms. Schuelke’s employment by us without “cause” or by her for “good reason” (each as defined in her RSU agreement) within 3 months prior to or 12 months following a change in control (as defined under our 2021 Plan), Ms. Schuelke’s RSUs would have vested in full. The treatment of Ms. Schuelke’s RSUs under her separation agreement is described below. Messrs. Cheng and Thorngate-Gottlund did not receive grants of equity-based compensation in fiscal 2024.

Name	Number of RSUs
William (Bill) Brennan	250,000
Daniel Fleming	100,000
Yat Tung (Job) Lam	100,000
Katherine (Kate) E. Schuelke	320,000

Other Compensation Plans and Policies

Employment Agreements
Each of Messrs. Brennan and Cheng has entered into a Confidential Information and Invention Assignment Agreement pursuant to which he agreed to be subject to restrictive covenants, including 24-month post-termination restrictions on solicitation of employees and consultants, and perpetual restrictions on using Company confidential information to attempt to negatively influence clients or customers from purchasing Company products or services or to solicit clients, customers or other persons to purchase of products and/or services from a competitor of the Company. Each of Messrs. Fleming, Lam and Thorngate-Gottlund and Ms. Schuelke has entered into a Proprietary Information and Inventions Agreement pursuant to which the NEO agreed to be subject to restrictive covenants, including 12-month post-termination restrictions on solicitation of employees, customers, vendors, suppliers and distributors.
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We do not have employment agreements with any of our NEOs. On January 2, 2024, we entered into an offer letter with Ms. Schuelke (the “Schuelke Offer Letter”) in connection with her commencement of employment, approved by the Compensation Committee, pursuant to which she would receive an annual base salary of $375,000 and be eligible to participate in our Executive Bonus Plan with an annual target of 50% of base salary, prorated for fiscal 2024, to the extent any payout was made under the bonus program. Additionally, the Compensation Committee granted her RSUs as described under “Long-Term Equity Compensation” above.
Schuelke Separation Agreement
Effective August 12, 2024, Ms. Schuelke transitioned from her role as the Company’s Chief Legal Officer and Secretary and continued in the employment of the Company until September 2, 2024, her employment termination date. She will continue to provide services to the Company as a consultant in the role of Special Advisor until January 31, 2025. Pursuant to a separation agreement, dated as of July 26, 2024, Ms. Schuelke will receive continued payments of her salary and continued participation in the Company’s health and welfare benefits until September 2, 2024. Between September 2, 2024 and January 31, 2025 she will be paid a consulting fee at an annualized rate of $375,000 payable monthly in arrears. The grant of 320,000 RSUs granted to Ms. Schuelke in connection with her commencement of employment will continue to vest in accordance with their terms through October 26, 2024 and shall thereafter be forfeited.
Mr. Cheng Salary
In the Company’s definitive proxy statement for its 2023 Annual General Meeting filed with the Securities and Exchange Commission on August 21, 2023, the Company stated that effective February 1, 2023, the Compensation Committee approved $367,500 as the base salary for Mr. Cheng, and that Mr. Cheng voluntarily relinquished this base salary and instead receives $1 per year. The Company further stated that the Compensation Committee established a target bonus for fiscal 2023 for Mr. Cheng of 50% of his base salary, and that Mr. Cheng voluntarily relinquished his bonus for fiscal 2023. The Company has now determined that Mr. Cheng constructively received the fiscal 2023 base salary and target bonus.
Retirement Benefits
We maintain a tax-qualified defined contribution 401(k) plan for our employees (including our NEOs), who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees.
All of our full-time employees are eligible to participate in customary health and welfare plans. Our NEOs are eligible to participate in these plans on the same terms as other full-time employees.
Clawback Policy
In November 2023, our Compensation Committee adopted a compensation recovery policy (the “Clawback Policy”) providing for the recovery of certain incentive-based compensation received by our covered executives, which includes our Named Executive Officers as well as certain current and former executive officers of the company who are subject to Section 16 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”). Our Clawback Policy is intended to comply with, and will be interpreted in a manner consistent with, the U.S. Securities Exchange Act of 1934 and the Nasdaq listing standards. Under the terms of the Clawback Policy, in the event of a restatement of our financial statements due to material non-compliance with any financial reporting requirement under applicable securities laws, the Compensation Committee shall take reasonably prompt action to recover from
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any covered executive the incentive-based compensation received by any covered executive during the prior three fiscal years that exceeds the amount the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statement. The Clawback Policy was filed as an exhibit to our Form 10-K for the year ended April 27, 2024.
Anti-Hedging/Pledging Policy
Our Board has adopted an Insider Trading Policy that applies to our employees, officers and directors. The policy prohibits our employees, officers and directors from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds or other derivatives) that are designed to hedge or speculate on any change in the market value of the Company's equity securities, or pledging Company securities in any circumstance, including by purchasing Company securities on margin on holding Company securities in a margin account.
Tax and Accounting Considerations
When reviewing compensation matters, the Company may consider the anticipated tax and accounting consequences to us (and, when relevant, to our executive officers) of the various payments under our compensation programs, although tax consequences are only one of many factors in determining compensation program design and levels and may or may not be taken into account by the Compensation Committee. In some cases, other important considerations may outweigh tax or accounting considerations and the Compensation Committee maintains the flexibility to compensate our officers in accordance with the Company's compensation philosophy. Section 162(m) of the Code generally disallows a tax deduction for any publicly held corporation for individual compensation of more than $1 million in any taxable year to certain executive officers. The Compensation Committee, after considering the potential impact of the application of Section 162(m) of the Code, may provide compensation to executive officers that may not be tax deductible if it believes that providing that compensation is in the best interests of the Company and its shareholders.
Risk Assessment
Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, as well as our compensation plans that generally apply to all employees. In connection with such oversight, the Compensation Committee worked with Compensia, the Compensation Committee’s compensation consultant, to perform a risk assessment of our executive and equity compensation programs and governance practices. The purpose of this review was to determine whether such programs might encourage excessive or inappropriate risk-taking that could result in a material adverse effect on the Company. During fiscal 2024, Compensia, with the assistance of our management, reviewed these programs, taking into consideration many factors, including but not limited to:

•Compensation philosophy;
•Pay mix;
•Performance measures;
•Goal setting and funding mechanisms;
•Payment and timing;
•Incentives structure and policies;
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•Ownership and trading guidelines;
•Leadership and succession; and
•Program governance.
The annual risk assessment concluded that the Company’s compensation programs do not contain incentives to take risks that could have a material adverse effect on the Company.
Report of the Compensation Committee of the Board
The Compensation Committee of the Board of Directors has reviewed and discussed with Company management the Compensation Discussion and Analysis section of this Annual Proxy Statement. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Annual Proxy Statement.
Respectfully submitted by the members of the Compensation Committee of the Board of Directors:
Lip-Bu Tan, Chair
Clyde Hosein

Manpreet Khaira
EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table shows the compensation paid to or earned by our named executive officers for the fiscal years noted.

Name and Principal Position(1)	Fiscal Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation ($)	Total ($)
William (Bill) Brennan	2024	460,667	—	5,410,000	250,000	—	6,120,667
President, Chief Executive Officer and Director	2023	427,000	—	3,022,500	430,500	—	3,880,000
	2022	315,615	105,000	2,500,000	105,000	—	3,025,615
Daniel Fleming	2024	378,333	—	2,164,000	130,000	—	2,672,333
Chief Financial Officer	2023	355,833	—	1,209,000	233,188	—	1,798,021
	2022	260,990	80,007	1,000,000	56,875	—	1,397,872
Yat Tung (Job) Lam	2024	320,250	—	2,164,000	82,688	—	2,566,938
Chief Operating Officer	2023	305,000	—	1,209,000	153,750	—	1,667,750
	2022	187,500	37,500	1,000,000	37,500	—	1,262,500
Chi Fung (Lawrence) Cheng	2024	373,625	—	—	96,469	—	470,094
Chief Technology Officer	2023	355,833	—	1,209,000	179,375	—	1,744,208
	2022	116,668	60,802	1,000,000	43,750	—	1,221,219
Katherine (Kate) E. Schuelke	2024	93,750	—	7,190,400	46,875	—	7,331,025
Former Chief Legal Officer and Secretary(5)
Adam Thorngate-Gottlund	2024	227,004	—	—	—	—	227,004
Former General Counsel and Secretary(6)	2023	287,000	—	604,500	145,250	—	1,036,750
	2022	220,000	45,000	500,000	35,000	—	800,000
______________
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(1)Compensation information for fiscal 2022 and 2023 with respect to Ms. Schuelke is not shown because she was not an employee (or named executive officer) of the Company for those years.
(2)The amounts reported reflect discretionary bonuses paid to the NEOs for fiscal 2022.
(3)The amounts reported in this column represent the aggregate grant date fair value of the RSUs granted during fiscal 2024, fiscal 2023 and fiscal 2022, as calculated in accordance with FASB Accounting Standards Codification Topic 718 (“Topic 718”). The assumptions used in calculating the grant date fair value of the RSU awards in this column are described in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2024.
(4)The amounts reported reflect payout of bonuses earned under our annual bonus program, as described under “Executive Compensation, Compensation Discussion and Analysis—Elements of Compensation—Annual Bonuses” above.
(5)Ms. Schuelke is no longer Chief Legal Officer of the Company, effective August 12, 2024, as described above.
(6)Mr. Thorngate-Gottlund stepped down from his position with the Company, effective January 25, 2024.
Grants of Plan-Based Awards for Fiscal Year Ended April 27, 2024
The following table shows information regarding the grants of plan-based awards to our NEOs during the fiscal year ended April 27, 2024.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards
	Grant Date	Threshold ($)	Target ($) (1)	Maximum ($)	Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards (2)
William (Bill) Brennan	4/4/2024	—	500,000	—	250,000	$5,410,000
Daniel Fleming	4/4/2024	—	192,938	—	100,000	$2,164,000
Yat Tung (Job) Lam	4/4/2024	—	165,375	—	100,000	$2,164,000
Chi Fung (Lawrence) Cheng	—	—	260,000	—	—	$—
Katherine (Kate) E, Schuelke(3)	2/12/2024	—	187,500	—	320,000	$7,190,400
Adam Thorngate-Gottlund(4)	—	_	158,025	—	—	$—

(1) These amounts represent the target bonus opportunities under our fiscal 2024 annual bonus program. There are no threshold or maximum attainment levels. Actual amounts paid under the fiscal 2024 annual bonus program are included in the column entitled “Non-Equity Incentive Plan Compensation” of the Summary Compensation Table above. See “—Elements of Compensation—Annual Bonuses” above for a further description of the fiscal 2024 annual bonus program.
(2) Grant date fair value is calculated in accordance with FASB ASC Topic 718.
(3) The vesting commencement date of this award was January 26, 2024. Ms. Schuelke is no longer Chief Legal Officer of the Company, effective August 12, 2024, as described above.
(4) Mr. Thorngate-Gottlund did not receive payout of his fiscal 2024 annual bonus as a result of his separation from employment.

Narrative to Summary Compensation Table and the Grant of Plan-Based Awards Table
See “Executive Compensation, Compensation Discussion and Analysis” for further information relating to each NEO regarding the terms of awards reported in the Summary Compensation Table and the Grants of Plan-Based Awards Table, the components of executive compensation and other material factors regarding our executive compensation program.
Outstanding Equity Awards at 2024 Fiscal Year End
The following table sets forth information concerning unexercised options, shares that have not vested and equity incentive plan awards for our named executive officers as of April 27, 2024. As a result of his separation from employment, Mr. Thorngate-Gottlund did not hold any outstanding equity awards as of the end of fiscal 2024.
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	Option Awards(1)					Share Awards
Name	Grant Date	Numbers of Securities Underlying Unexercised Options Exercisable (#)	Numbers of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(3)
William Brennan	4/4/2024(5)	—	—	—	—	250,000	4,640,000
	1/5/2023(3)	—	—	—	—	171,875	3,190,000
	1/26/2022(4)	—	—	—	—	93,750	1,740,000
Daniel Fleming	4/4/2024(5)	—	—	—	—	100,000	1,856,000
	1/5/2023(3)	—	—	—	—	68,750	1,276,000
	1/26/2022(4)	—	—	—	—	37,500	696,000
	11/16/2020	46,665	10,417	$2.33	11/16/2030	—	—
	5/10/2016	68,800	—	$0.28	5/10/2026	—	—
Yat Tung (Job) Lam	4/4/2024(5)	—	—	—	—	100,000	1,856,000
	1/5/2023(3)	—	—	—	—	68,750	1,276,000
	1/26/2022(4)	—	—	—	—	37,500	696,000
Chi Fung (Lawrence) Cheng	1/5/2023(3)	—	—	—	—	68,750	811,000
	1/26/2022(4)	—	—	—	—	37,500	506,875
Katherine (Kate) E. Schuelke(6)	2/12/2024(7)	—	—	—	—	281,250	5,220,000
______________
(1)Reflects the grant of incentive share options to purchase our ordinary shares under the Credo Technology Group Holding Ltd 2015 Stock Plan, as amended (2015 Stock Plan). Effective as of the completion of the Company’s initial public offering in January 2022, the 2015 Stock Plan was terminated and no further awards may be granted under the 2015 Stock Plan, except that any awards outstanding under the 2015 Stock Plan as of such time remain subject to the terms of the 2015 Stock Plan and the applicable award agreement.
(2)The market value calculations reported in this column are computed by multiplying $18.56, the closing price per ordinary share on April 26, 2024, by the number of shares underlying the award.
(3)Reflects a grant of RSUs, 25% of which vested one year from January 5, 2023, with the balance vesting in equal quarterly installments over the following three years, subject to the NEO’s continued employment through each vesting date.
(4)Reflects a grant of RSUs, 25% of which vested one year from September 1, 2022, with the balance vesting in equal quarterly installments over the following three years, subject to the NEO’s continued employment through each vesting date.
(5)Reflects a grant of RSUs, 25% of which will vest one year from January 2, 2024, with the balance vesting in equal quarterly installments over the following three years, subject to the NEO's continued employment through each vesting date.
(6)Ms. Schuelke is no longer Chief Legal Officer of the Company, effective August 12, 2024, as described above.
(7)Reflects a grant of RSUs, which will vest in equal quarterly installments over four years from January 26, 2024, subject to the NEO's continued employment through each vesting date.

Potential Payouts upon Termination or Change in Control
None of our NEOs are party to employment agreements with the Company providing for potential payouts upon a termination of employment. In addition, Ms. Schuelke was our only NEO who has contractual provisions for payments and benefits in connection with a change in control. Ms. Schuelke’s RSUs provided that in the event of a termination of her employment by us without “cause” or by her for “good reason” (each as defined in her RSU agreement) within 3 months prior to or 12 months following a change in control (as defined in our 2021 Plan), Ms. Schuelke’s RSUs will vest in full. Assuming such a qualifying termination had occurred on April 27, 2024, the value of accelerated vesting of Ms. Schuelke’s RSUs would have been $5,220,000. Ms. Schuelke is no longer Chief Legal Officer of the Company, effective August 12, 2024, as described above. In connection with her separation, Ms. Schuelke entered into a separation agreement as described above.

Option Exercises and Shares Vested for Fiscal Year Ended April 27, 2024
The following table shows the information regarding the value of options that were exercised and share awards that vested during the fiscal year ended April 27, 2024:
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	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($) (2)	Number of Shares Acquired on Vesting (#) (3)	Value Realized on Vesting ($) (2)
William (Bill) Brennan	—	—	140,625	2,599,531
Daniel Fleming	46,200	887,206	56,250	1,039,813
Yat Tung (Job) Lam	—	—	56,250	1,039,813
Chi Fung (Lawrence) Cheng	—	—	56,250	1,039,813
Katherine (Kate) E. Schuelke (former Chief Legal Officer and Secretary)	—	—	38,750	794,200
Adam Thorngate-Gottlund (former General Counsel and Secretary)	169,353	3,441,181	21,875	382,938
(1)    This column includes the gross number of any options that were exercised during fiscal 2024.
(2)    The value represents the gross number of any options, shares or units that vested, multiplied by the closing price of our ordinary shares on the applicable vesting or exercise date (less the exercise price, as applicable), and includes any amounts that were withheld for applicable taxes.
(3)    This column includes the gross number of any RSUs that vested during fiscal 2024 and includes any amounts that were withheld for applicable taxes.

CEO Pay Ratio
Item 402(u) of Regulation S-K requires us to disclose the ratio of the annual total compensation of our principal executive officer to the annual total compensation of our median employee. During fiscal 2024, the principal executive officer of the Company was our President and Chief Executive Officer, William (Bill) Brennan. For fiscal 2024, Mr. Brennan's annual total compensation, as disclosed in the Summary Compensation Table, was $6,120,667 and our median employee’s annual total compensation was $138,816, resulting in a pay ratio of approximately 44:1.
We identified the median employee as of April 27, 2024 by aggregating for each applicable employee their fiscal 2024 (A) annual base salary for salaried employees (or hourly rate multiplied by the estimated annual work schedule, for hourly employees), (B) paid incentive compensation, and (C) the estimated grant date fair value for employee equity awards granted in the fiscal year. Amounts paid in foreign currencies were converted into U.S. Dollars using the exchange rates in effect on April 26, 2024, and we annualized the compensation of permanent employees that worked for less than the full year.
This calculation was performed for all employees of the Company as of April 27, 2024, excluding Mr. Brennan. The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

Pay versus Performance

The following table sets forth the compensation for our Principal Executive Officer (“PEO”) and the average compensation for our other named executive officers, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules,
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for each of fiscal 2024, 2023 and 2022. The table also provides information on our cumulative total shareholder return (“TSR”), the cumulative TSR of our peer group, Net Income (Loss) and Revenue over such years in accordance with the SEC rules.

Pay Versus Performance

					Value of Initial Fixed $100 Investment Based On:

Year (a)	Summary Compensation Table Total for PEO(1) ($) (b)	Compensation Actually Paid to PEO(2) ($) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(1) ($) (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2) ($) (e)	Total Shareholder Return(3) ($) (f)	Peer Group Total Shareholder Return(3) ($) (g)	Net Income (Loss) (in Thousands)(4) ($) (h)	Total Revenue (in Thousands)(4) ($) (i)

2024	$6,120,667	$7,963,167	$2,653,479	$2,933,163	$159.31	$145.97	$(28,369)	$192,970

2023	$3,880,000	$2,326,874	$1,561,682	$1,112,042	$69.61	$92.32	$(16,547)	$184,194

2022	$3,025,615	$3,285,615	$1,330,186	$3,093,550	$94.76	$90.00	$(22,176)	$106,477

(1)Compensation for our PEO, William (Bill) Brennan, reflects the amounts reported in the “Summary Compensation Table” for the respective years. Average compensation for non-PEOs includes the following named executive officers: (i) in fiscal 2024, Daniel Fleming, Yat Tung (Job) Lam, Chi Fung (Lawrence) Cheng, Katherine Schuelke, and Adam Thorngate-Gottlund (former General Counsel and Secretary); (ii) in fiscal 2023, Daniel Fleming, Yat Tung (Job) Lam, Chi Fung (Lawrence) Cheng, and Adam Thorngate-Gottlund; and (iii) in fiscal 2022, Daniel Fleming and Yat Tung (Job) Lam.

(2)Compensation “actually paid” for the PEO and average compensation “actually paid” for our non-PEOs in fiscal 2024, fiscal 2023 and fiscal 2022 reflects the respective amounts set forth in columns (b) and (d), adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year. For information regarding the decisions made by our Compensation Committee pertaining to the PEO’s and our other NEOs’ compensation for fiscal year 2024, see Executive Compensation, CD&A section.

	PEO 2024	PEO 2023	PEO 2022	Non-PEOs 2024	Non-PEOs 2023	Non-PEOs 2022
Summary Compensation Table Total	$6,120,667	$3,880,000	$3,025,615	$2,653,479	$1,561,682	$1,330,186
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	$(5,410,000)	$(3,022,500)	$(2,500,000)	$(2,303,680)	$(1,057,875)	$(1,000,000)
Plus Year-end Fair Value for Awards Granted in the Covered Year	$4,640,000	$2,027,500	$2,760,000	$1,930,240	$709,625	$1,104,000
Change in Fair Value of Outstanding Unvested Awards from Prior Years	$1,796,094	$(457,813)	$—	$431,062	$(160,234)	$1,519,558
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year	$816,406	$(100,313)	$—	$222,062	$58,844	$139,806
Compensation Actually Paid	$7,963,167	$2,326,874	$3,285,615	$2,933,163	$1,112,042	$3,093,550

Fair values set forth in the table above are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date.
The aggregate change in actuarial present value of accumulated benefit under pension plans reflects the amount reported for the applicable year in the Summary Compensation Table. Service costs is calculated as the actuarial present value of benefits under all pension plans attributable to services rendered during the applicable fiscal year. Prior service costs is calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributable by the benefit formula to services rendered in periods prior to the applicable amendment.

(3)TSR is cumulative for the measurement periods beginning on January 27, 2022 and ending on April 27, 2024, April 29, 2023 and April 30, 2022, respectively, calculated in accordance with Item 201(e) of Regulation S-K. The peer group for purposes of this table is the PHLX Semiconductor Index, same as our Peer Group as set forth in the performance graph included in our annual report.

(4)Reflect “Net Income (Loss)” and "Total Revenue" in the Company’s Consolidated Statements of Operation included in the Company’s Annual Reports on Form 10-K for each of the fiscal years ended April 27, 2024, April 29, 2023 and April 30, 2022.

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Relationship between PEO and Non-PEO NEOs Compensation Actually Paid and Total Shareholder Return ("TSR")
The following chart sets forth the relationship between compensation actually paid or (CAP) to our PEO, the average CAP to our Non-PEO NEOs, and the Company's cumulative TSR as well as the PHLX Semiconductor Sector Index cumulative TSR for the fiscal years indicated.

Relationship between PEO and Non-PEO NEOs Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between compensation actually paid or (CAP) to our PEO, the average CAP to our Non-PEO NEOs, and the Company's net income (loss) for the fiscal years indicated.

Relationship between PEO and Non-PEO NEOs Compensation Actually Paid and Revenue

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The following chart sets forth the relationship between compensation actually paid or (CAP) to our PEO, the average CAP to our Non-PEO NEOs, and the Company's revenue for the fiscal years indicated.

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of April 27, 2024:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders
2021 Long-Term Incentive Plan	10,138,893	$16.11	22,308,612
2021 Employee Stock Purchase Plan	—	$—	6,207,277
2015 Stock Plan	6,420,665	$1.97	—
Amazon Warrant	1,080,000	$10.74	3,000,000
Total	17,639,558		31,515,889
______________
(1)Includes ordinary shares issuable under the applicable plan upon the exercise of outstanding share options and/or the settlement of outstanding RSUs, as applicable.
(2)Represents the weighted-average exercise price of outstanding share options and does not take into account outstanding RSUs.
DIRECTOR COMPENSATION
The NCG committee, which is composed solely of independent directors, has the primary responsibility for reviewing and making changes to our non-employee director compensation. In the second half of fiscal year 2024, the NCG committee, with the support of Compensia, reviewed the amount of compensation paid to our non-employee directors in connection with their service on the Board and its committees. As part of this review, Compensia presented data regarding non-employee director compensation at companies comprising the same peer group used by the Compensation Committee in connection with its review of executive compensation. As a result of this review, the NCG committee approved increases in certain of the fees paid for service on the board and certain committee roles effective at the beginning of calendar year 2024.
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For calendar year 2023, non-employee director fees were: (1) $40,000 annual retainer for board service; $20,000 annual retainer for service as chair of the audit committee; (2) $10,000 annual retainer for service as chair of the compensation committee; (3) $10,000 annual retainer for service as chair of the nominating and corporate governance committee; (4) $10,000 annual retainer for service as a member of the audit committee; (5) $5,000 annual retainer for service as a member of the compensation committee, and (6) $5,000 annual retainer for service as a member of the nominating and corporate governance committee. For calendar year 2024, the following changes in non-employee director fees were made: (1) the annual retainer for board service was increased to $50,000; (2) an annual retainer of $50,000 was paid to the non-executive chair; (3) the annual retainer for the compensation committee chair was increased to $15,000; and (4) the annual retainer for service as a member of the compensation committee was increased to $7,500. Director fees are paid quarterly in arrears.
On December 20, 2023, the NCG Committee approved two grants of RSUs to each of the non-employee directors then serving with a value of $175,000 each, which was divided by $18.26 the closing share price on December 11, 2023. The RSUs are scheduled to vest upon the earlier of (a) the one (1) year anniversary of the vesting commencement date or (b) the date of the Company’s 2024 Annual General Meeting, in each case subject to the Non-Employee Director continuing to serve as a member of the Board and provide services to the Company through such date. The first RSU grant was made as compensation for the directors’ service during fiscal 2023, since no other grants were made to non-employee directors after our initial public offering. The second RSU grant was made as compensation for fiscal 2024.
The following table reflects certain information with respect to the compensation of all non-employee directors of the Company for the fiscal year ended April 27, 2024.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total Compensation ($)
Pantas Sutardja	$48,333	$363,962	$412,295
Lip-Bu Tan	$81,667	$363,962	$445,629
David Zinsner	$63,333	$363,962	$427,295
Manpreet Khaira	$59,167	$363,962	$423,129
Sylvia Acevedo	$53,333	$363,962	$417,295
Clyde Hosein(3)	$5,000	$366,961	$371,961

(1)    The amounts reported in this column represent the aggregate dollar amount of all fees earned or paid in cash to each non-employee director in fiscal 2024 for their service as a director, including any annual retainer fees, committee and/or chair fees.
(2)    The amounts reported in this column represent the aggregate grant date fair value of RSUs granted to the directors during fiscal 2024, as calculated in accordance with Topic 718. As of the end of fiscal 2024, non-employee directors held outstanding restricted stock units as follows: (i) Pantas Sutardja — 34,166; (ii) Lip-Bu Tan — 34,166; (iii) David Zinsner — 34,166; (iv) Manpreet Khaira — 34,166; (v) Sylvia Acevedo — 34,166; and (vi) Clyde Hosein — 16,353. In addition, Mr. Zinsner held 100,000 stock options outstanding as of the end of fiscal 2024. No other non-employee directors held outstanding stock options as of such date.
(3)    Upon election to our board on April 3, 2024, Mr. Hosein received an initial award of RSUs with a target value of $350,000. The number of RSUs subject to the grant was calculated by dividing $350,000 by the trailing 30-day average share price from the date of grant. This initial grant will vest in equal annual installments over three years beginning on the one-year anniversary of his appointment to the board.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year or currently proposed, to which we were a party or will be a party, in which:
•the amounts involved exceeded or will exceed $120,000; and
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•any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of any class of our voting securities, or any immediate family member of, or person sharing the household with, any of the forgoing, had or will have a direct or indirect material interest.
Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting this criteria to which we have been or will be a party other than compensation arrangements, which are described where required under “Executive Compensation.”
Registration Rights
Pursuant to our amended and restated members agreement, certain holders of our voting securities have the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.
Director and Officer Indemnification
We have also entered into indemnification agreements with our directors and executive officers under which we have agreed to indemnify each such person and hold them harmless against expenses, judgments, fines and amounts payable under settlement agreements in connection with any threatened, pending or completed action, suit or proceeding to which they have been made a party or in which they became involved by reason of the fact that they are or were our director or officer. Except with respect to expenses to be reimbursed by us in the event that the indemnified person has been successful on the merits or otherwise in defense of the action, suit or proceeding, our obligations under the indemnification agreements are subject to certain customary restrictions and exceptions. The indemnification agreements are governed under Cayman Islands law or New York law.
Equity Grants to Executive Officers and Directors
We have granted options and RSUs to our named executive officers and non-employee directors as more fully described in “Executive Compensation.”
Policies and Procedures for Related Person Transactions
In December 2021, we adopted a written Related Person Transaction Policy, which provides that our executive officers, directors, nominees for election as directors, persons known to us to be beneficial owners of more than 5% of our voting securities and any member of the immediate family of any of the foregoing persons (each a “Related Person”), are not permitted to enter into a related person transaction with us without the consent or ratification of the independent members of our Board or a designated committee thereof consisting solely of independent members (the “RPT Committee”), subject to the exceptions described below. A “Related Person Transaction” means any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships (including indebtedness and guarantees of indebtedness and transactions involving employment and similar relationships) involving the Company in which a Related Person has or will have a direct or indirect material interest, as determined by the Committee.
Subject to certain exceptions, our Secretary and legal department present any new Related Person Transactions, and proposed transactions involving Related Persons, to the independent members of our Board or the RPT Committee, as applicable, at its next occurring regular meeting. In approving or rejecting any such proposal, the Committee is to consider the relevant facts and circumstances, including the commercial reasonableness of the
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transaction's terms, the benefit and perceived benefit, or lack thereof, to the Company, the opportunity costs of alternative transactions, the materiality and character of the Related Person's interest and the Related Person's actual or apparent conflict of interest. Certain transactions do not require approval, including certain compensation arrangements of executive officers and directors, transactions involving the purchase or sale of products or services in the ordinary course of business not exceeding $120,000, transactions in which the Related Person's interest derives solely from their service as a director of another corporation that is party to the transaction, transactions in which the Related Person's interest derives solely from their ownership of less than 10% of the equity interest in another person which is a party to the transaction, and transactions where a Related Person's interest arises solely from the ownership of our equity securities and all holders of that class of our equity securities received the same benefit on a pro rata basis.
All related party transactions that were entered into since the adoption of this policy were reviewed and approved pursuant to this policy. Certain other related party transactions described in this section occurred prior to adoption of this policy and prior to our initial public offering, and as such, these transactions were not subject to the approval and review procedures set forth in the policy; however, these transactions were reviewed and approved by independent members of our Board.

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ADDITIONAL INFORMATION
Future Shareholder Proposals and Nominations for the 2025 Annual General Meeting

Proposals for Inclusion in Proxy Statement Pursuant to Rule 14a-8
We expect to hold our 2025 Annual General Meeting (the “2025 Annual Meeting”) on or about October 21, 2025. Under Rule 14a-8 of the Exchange Act, for a shareholder proposal to be considered for inclusion in the proxy statement for the 2025 Annual Meeting, we must have received the written proposal by such shareholder at the mailing address of our business offices set forth below by no later than the close of business (6:00 p.m. Pacific Time) on April 28, 2025. Such proposals must comply with the other provisions of Rule 14a-8 and additional applicable SEC rules regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Proposals Submitted Outside the Process of Rule 14a-8
A shareholder proposal not included in our proxy statement for the 2025 Annual Meeting will be ineligible for presentation at the 2025 Annual Meeting unless the shareholder gives timely notice of the proposal accompanied by certain information in accordance with our Articles as detailed below.

Non-Nomination Proposals
For matters other than the nomination for election of directors, timely notice must be delivered to, or mailed and received at, the principal executive officers of the Company not less than 90 nor more than 120 days prior to the one-year anniversary of the date of our 2024 Annual General Meeting, which anniversary date is October 21, 2025. To comply with our Articles, a shareholder must therefore provide appropriate notice to us no earlier than June 23, 2025 and no later than close of business (6:00 pm Pacific Time) on July 23, 2025. If, however, the 2025 Annual Meeting occurs more than 30 days earlier or later than the one-year anniversary of the 2024 Annual General Meeting, then our directors shall determine a date a reasonable period prior to the 2025 Annual Meeting by which a shareholder's notice must be delivered. This date will be publicized in a filing pursuant to the Exchange Act or via press release and shall occur at least 10 days prior to the date set by the Board.
The notice must contain (i) a brief description of the business desired to be brought before the 2025 Annual Meeting and the reasons for conducting such business at the 2025 Annual Meeting, (ii) the name and address of the shareholder, (iii) the class or series and number of shares of record the shareholder holds, (iv) whether and the extent to which hedging has been entered into by or on behalf of such shareholder and a description of any other agreement that affects the voting power of such shareholder, (v) any material interest the shareholder may have in the business proposed and (vi) whether such shareholder will deliver a proxy to at least the percentage of the Company's voting shares required to carry the proposal.
Director Nominations
For nominations for election of directors, timely notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 90 nor more than 120 days prior to the 2025 Annual Meeting; provided, however, that if less than 130 days’ notice or prior public disclosure of the date of the 2025 Annual Meeting is given to shareholders, notice by the shareholder must be so received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the 2025 Annual Meeting was mailed or such public disclosure was made.
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The notice must contain: (i) for each shareholder (a) the information required for non-nomination proposals and (b) any other information required to be disclosed pursuant to the Nasdaq and SEC; and (ii) for each nominee (a) the information required for non-nomination proposals, (b) their business and residential address, (c) their principal occupation, (d) all information relating to the nominee that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Exchange Act, (e) a description of all direct and indirect compensation and any other material relationships between or among the shareholder and the nominee, and (f) a written consent of the proposed nominee(s) to being named as nominee and to serve as director if nominated.
In addition to the notice and information requirements contained in our Articles, to comply with the universal proxy rules, shareholders who, in connection with the 2025 Annual Meeting, intend to solicit proxies in support of director nominees other than our nominees, must provide notice that sets forth the information required by Rule 14a-19 no later than August 21, 2025.
We will not entertain any proposals or nominations at the 2025 Annual Meeting that do not meet the requirements set forth in Rule 14a-8 or our Articles, as applicable. We encourage shareholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination. All shareholder proposals or nominations pursuant to this section may be sent to our principal executive offices at: Chief Legal Officer and Secretary, Credo Semiconductor Inc., 110 Rio Robles, San Jose, California 95134.
Householding — Shareholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our Notice or other proxy materials, unless the affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees and also helps protect the environment.
We expect that a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single Notice and, if applicable, a single set of other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.
Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, other proxy materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice and, if applicable, other proxy materials, you may write or email our Investor Relations department at 110 Rio Robles, San Jose, California, 95134, email: ir@credosemi.com, or call our Transfer Agent at 1-866-641-4276.
Any shareholders who share the same address and currently receive multiple copies of our Notice or other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of ordinary shares and other equity securities of the
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Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended April 27, 2024, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for one Form 4 for Daniel Fleming for reporting the exercise of stock options on November 16, 2023 and filed November 28, 2023; one Form 4 for each of David Zinsner, Lip-Bu Tan, Manpreet Khaira, Pantas Sutardja and Sylvia Acevedo for reporting grants of time-vesting restricted stock units on December 20, 2023 and filed on December 28, 2023; and one Form 4 for David Zinsner for transactions made on December 15, 2023 and filed February 28, 2024.
ANNUAL REPORT ON FORM 10-K
YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 27, 2024, BY SENDING A WRITTEN REQUEST TO THE FOLLOWING ADDRESS: CREDO SEMICONDUCTOR INC., 110 RIO ROBLES, SAN JOSE, CALIFORNIA, 95134, ATTN: INVESTOR RELATIONS DEPARTMENT. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT WWW.CREDOSEMI.COM.
BY ORDER OF THE BOARD OF DIRECTORS,

WILLIAM J. BRENNAN
President, Chief Executive Officer
and Director
August 26, 2024

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CREDO TECHNOLOGY GROUP HOLDING LTD
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
(AS AMENDED AND RESTATED EFFECTIVE JUNE 21, 2024)
1.Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Shares through accumulated Contributions. The Company intends for the Plan to have two components: a component that is intended to qualify as an “employee stock purchase plan” under Code Section 423 (the “423 Component”) and a component that is not intended to qualify as an “employee stock purchase plan” under Code Section 423 (the “Non-423 Component”). The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Code Section 423. In addition, this Plan authorizes the grant of an option to purchase Shares under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Code Section 423; an option granted under the Non-423 Component will provide for substantially the same benefits as an option granted under the 423 Component, except that a Non-423 Component option may include features necessary to comply with applicable non-U.S. laws pursuant to rules, procedures or sub-plans adopted by the Administrator. Except as otherwise provided herein or by the Administrator, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
2.Definitions.
2.1.“Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 4.
2.2.“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of Shares, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where options are, or will be, granted under the Plan.
2.3.“Board” means the Board of Directors of the Company.
2.4.“Change in Control” means the occurrence of any of the following events:
2.4.1.Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (a). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
2.4.2.Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period
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by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
2.4.3.Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this Section 2.4, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
2.5.“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.6.“Committee” means a committee of the Board appointed in accordance with Section 4 hereof.
2.7.“Company” means Credo Technology Group Holding Ltd., a Cayman Islands exempted company, or any successor thereto.
2.8.“Compensation” means an Eligible Employee’s base straight time gross earnings, and payments for overtime, shift premium, commissions, incentive compensation, bonuses and other similar compensation, but exclusive of equity compensation and other similar compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.
2.9.“Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.
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2.10.“Designated Company” means any Subsidiary of the Company that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary of the Company that is a Designated Company under the 423 Component will not be a Designated Company under the Non-423 Component.
2.11.“Director” means a member of the Board.
2.12.“Eligible Employee” means any individual who (a) is a common law employee providing services to the Company or a Designated Company, (b) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under Applicable Laws) for purposes of any separate Offering or for Participants in the Non-423 Component, and (c) has been employed for at least twenty-eight (28) days through (and inclusive of) the date immediately prior to the Enrollment Date. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws with respect to the Participant’s participation in the Plan. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (for each Offering under the 423 Component, on a uniform and nondiscriminatory basis or as otherwise permitted by U.S. Treasury Regulations Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (a) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (b) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (c) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (d) is a highly compensated employee within the meaning of Code Section 414(q), or (e) is a highly compensated employee within the meaning of Code Section 414(q) with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering under the 423 Component in an identical manner to all highly compensated individuals of the Employer whose employees are participating in that Offering. Each exclusion will be applied with respect to an Offering under the 423 Component in a manner complying with U.S. Treasury Regulations Section 1.423-2(e)(2)(ii). Such exclusions may be applied with respect to an Offering under the Non-423 Component without regard to the limitations of U.S. Treasury Regulations Section 1.423-2.
2.13.“Employer” means the employer of the applicable Eligible Employee(s).
2.14.“Enrollment Date” means the first Trading Day of each Offering Period.
2.15.“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
2.16.“Exercise Date” means the first Trading Day on or after January 1 and July 1 in each Offering Period. Unless determined otherwise by the Administrator prior to the Enrollment Date of the First Offering Period (as defined in Section 2.21 below), the first Exercise Date under the Plan will be the first Trading Day on or after January 1, 2025. Notwithstanding the foregoing, in the event that an Offering Period is terminated prior to its expiration pursuant to Section 18, the Administrator, in its sole discretion, may determine that any Purchase Period also terminating under such Offering Period will terminate without options being exercised on the Exercise Date that otherwise would have occurred during such Purchase Period.
2.17.“Fair Market Value” means, as of any date of determination, and unless the Administrator determines otherwise, the value of a Share determined as follows:
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2.17.1.If the Shares are listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock on the last Trading Day prior to such date of determination on which a closing sales price was reported as quoted on such exchange or system, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
2.17.2.If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for a Share on the last Trading Day prior to such day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
2.17.3.In the absence of an established market for the Shares, the Fair Market Value will be determined in good faith by the Administrator.
The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.
2.18.“Fiscal Year” means the fiscal year of the Company.
2.19.“New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.
2.20.“Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 6. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulations Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulations Section 1.423-2(a)(2) and (a)(3).
2.21.“Offering Period” means a period beginning on such date as may be determined by the Administrator, in its discretion, and ending on such Exercise Date as may be determined by the Administrator, in its discretion, during which an option granted pursuant to the Plan may be exercised. Unless determined otherwise by the Administrator prior to the Enrollment Date of an Offering Period, Offering Periods will be the overlapping, consecutive periods of approximately twenty-four (24) months commencing on the first Trading Day on or after January 1 and July 1 of each year, and terminating on the first Trading Day on or after January 1 and July 1, respectively, approximately twenty-four (24) months later; provided, however that the first Offering Period under the Plan will commence with the first Trading Day on or after July 1, 2024, and will end on the first Trading Day on or after July 1, 2026 (the “First Offering Period”). The duration and timing of Offering Periods may be changed pursuant to Sections 6 and 18.
2.22.“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).
2.23.“Participant” means an Eligible Employee that participates in the Plan.
2.24.“Plan” means this Credo Technology Group Holding Ltd Amended and Restated Employee Stock Purchase Plan.
2.25.“Purchase Period” means the period during an Offering Period and during which Shares may be purchased on behalf of Participants thereunder in accordance with the terms of the Plan. Unless the Administrator provides otherwise, Purchase Periods will be the approximately six (6) month period commencing
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after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period will commence on the Enrollment Date and end with the next Exercise Date; provided, for clarity, that the first Purchase Period will commence on the Enrollment Date of the First Offering Period and end on the first Trading Day on or after January 1, 2025.
2.26.“Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a Share on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Code Section 423 (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule) or pursuant to Section 18.
2.27.“Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.
2.28.“Shares” means the ordinary shares of the Company, $0.00005 par value.
2.29.“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).
2.30.“Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Shares are listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.
2.31.“U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.
3.Shares Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 17 hereof, the maximum aggregate number of Shares that will be made available for sale under the Plan pursuant to purchase rights under the Plan with respect to Offering Periods beginning on or after the Restatement Effective Date will be equal to 7,850,329 Shares, representing the number of Shares available for issuance under the Plan effective immediately prior to the Restatement Effective Date. For purposes of clarity and not by way of limitation, such number of Shares shall be reduced on a one-for-one basis for each Share sold on or after the Restatement Effective Date pursuant to outstanding purchase rights granted under the Plan with respect to Offering Periods beginning prior to the Restatement Effective Date. The Shares may be authorized but unissued, or reacquired Shares.
4.Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to:
4.1.1.construe, interpret and apply the terms of the Plan,
4.1.2.delegate ministerial duties to any of the Company’s employees,
4.1.3.designate separate Offerings under the Plan,
4.1.4.designate the Company and any Designated Companies as participating in the 423 Component or Non-423 Component,
4.1.5.determine eligibility,
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4.1.6.adjudicate all disputed claims filed under the Plan, and
4.1.7.establish such procedures that it deems necessary or advisable for the administration of the Plan (including, without limitation, to adopt such procedures, sub-plans, and appendices to the enrollment agreement as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans and appendices may take precedence over other provisions of this Plan, with the exception of Section 3 hereof, but unless otherwise superseded by the terms of such sub-plan or appendix, the provisions of this Plan will govern the operation of such sub-plan or appendix). Unless otherwise determined by the Administrator, the Eligible Employees eligible to participate in each sub-plan will participate in a separate Offering under the 423 Component, or if the terms would not qualify under the 423 Component, in the Non-423 Component, in either case unless such designation would cause the 423 Component to violate the requirements of Code Section 423.
Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulations Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Unless and until determined otherwise by the Administrator, the Company will be deemed as participating in the 423 Component. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.
5.Eligibility.
5.1.Offering Periods. Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan for the Offering Period beginning on that date, subject to the requirements of Section 7.
5.2.Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Code Section 7701(b)(1)(A))) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Code Section 423. In the case of the Non-423 Component, an Eligible Employee may be excluded from participation in the Plan or an Offering if the Administrator has determined that participation of such Eligible Employee is not advisable or practicable.
5.3.Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (a) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Code Section 424(d)) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (b) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Code Section 423) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Code Section 423.
6.Offering Periods. The Plan will be implemented by Offering Periods as specified in Section 2.21 or otherwise as established by the Administrator from time to time. Offering Periods will expire no later than the
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earlier to occur of (a) the completion of the purchase of Shares on the last Exercise Date occurring within twenty-seven (27) months of the applicable Enrollment Date on which the option to purchase Shares was granted under the Plan, or (b) such shorter period established prior to the Enrollment Date of the Offering Period by the Administrator, from time to time, in its discretion, on a uniform and nondiscriminatory basis, for all options to be granted on such Enrollment Date. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided, however, that no Offering Period may last more than twenty-seven (27) months.
7.Participation. An Eligible Employee may participate in the Plan pursuant to Section 5.1 by (a) submitting to the Company’s finance department (or its designee), a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit A), or (b) following an electronic or other enrollment procedure determined by the Administrator, in either case, on or before a date determined by the Administrator prior to an applicable Enrollment Date.
8.Contributions.
8.1.Contribution Amounts. At the time a Participant enrolls in the Plan pursuant to Section 7, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation, which he or she receives on each pay day during the Offering Period. However, prior to the Enrollment Date of an Offering Period, the Administrator, in its discretion and on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulations Section 1.423-2, may change the Contribution percentage limit with respect to all options granted on the Enrollment Date of such Offering Period. In the event that a pay day occurs on an Exercise Date, a Participant will have any Contributions made on such day applied to the Participant’s account under the immediately following Purchase Period (or Offering Period, if no other Purchase Period remains in the Offering Period, as applicable).
8.2.Contribution Methods. The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 12 hereof (or Participant’s participation is terminated as provided in Section 13 hereof), or unless determined otherwise by the Administrator, on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulations Section 1.423-2, prior to the Enrollment Date of the applicable Offering Period.
8.2.1.In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day on or following the Enrollment Date, and will end on the last pay day prior to the last Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 12 hereof (or Participant’s participation is terminated as provided in Section 13 hereof).
8.2.2.All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages of his or her Compensation only. A Participant may not make any additional payments into such account.
8.3.Participant Changes to Contributions. A Participant may discontinue his or her participation in the Plan as provided under Section 12. Unless and until determined otherwise by the Administrator, in its sole discretion, a Participant may make the following changes to the rate of his or her Contributions. During any Purchase Period, a Participant may decrease the rate of his or her Contributions only one (1) time (as a whole percent to a rate not less than zero percent (0%)). Such decreased rate will apply to the then ongoing Purchase Period and to any subsequent Purchase Periods and Offering Periods, absent any further changes in accordance herewith. Additionally, a Participant may increase or decrease the rate of his or her Contributions (as a whole
2024 Proxy | Appendix A - 7

percent to a rate between zero percent (0%) and the maximum percentage specified in Section 8.1), which Contribution rate adjustment will become effective upon the next Purchase Period or Offering Period in which the Participant participates that begins after such adjustment is made and remain in effect for subsequent Purchase Periods and Offering Periods and, except as provided otherwise in this Section 8.3, any such adjustment will not affect the Contribution rate for any ongoing Purchase Period.
8.3.1.A Participant may make a Contribution rate adjustment pursuant to this Section 8.3 by (i) properly completing and submitting to the Company’s finance department (or its designee), a new subscription agreement authorizing the change in Contribution rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator, in either case, on or before a date determined by the Administrator prior to (x) the scheduled beginning of the first Offering Period to be affected or (y) an applicable Exercise Date, as applicable. If a Participant has not followed such procedures to change the rate of Contributions, the rate of his or her Contributions will continue at the prior applicable elected rate throughout the Offering Period and future Offering Periods (unless the Participant’s participation is terminated as provided in Sections 12 or 13).
8.3.2.The Administrator, in its sole discretion, may limit or amend the nature and/or number of Contribution rate changes (including to permit, prohibit and/or limit increases and/or decreases to rate changes) that may be made by Participants during any Purchase Period or Offering Period, may limit or amend whether Contribution rate changes made by Participants during any Purchase Period or Offering Period automatically will apply to subsequent Purchase Periods or Offering Periods, and may establish such other conditions or limitations as it deems appropriate for Plan administration.
8.3.3.Except as provided by this Section 8.3, any change in Contribution rate made pursuant to this Section 8.3 applied to any then ongoing Purchase Period or Offering Period will be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the Participant (unless the Administrator, in its sole discretion, elects to process a given change in Contribution rate earlier).
8.4.Other Contribution Changes. Notwithstanding the foregoing, to the extent necessary to comply with Code Section 423(b)(8) and Section 5.3 hereof (which generally limit participation in an Offering Period pursuant to certain Applicable Laws), a Participant’s Contributions may be decreased to zero percent (0%) by the Administrator at any time during an Offering Period (or a Purchase Period, as applicable). Subject to Code Section 423(b)(8) and Section 5.3 hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Offering Period (or Purchase Period, as applicable) scheduled to end in the following calendar year, unless the Participant’s participation in the Plan has terminated as provided in Sections 12 or 13.
8.5.Cash Contributions. Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Participants to participate in the Plan via cash contributions instead of payroll deductions if (a) payroll deductions are not permitted or advisable under Applicable Laws, (b) the Administrator determines that cash contributions are permissible for Participants participating in the 423 Component and/or (c) the Participants are participating in the Non-423 Component.
8.6.Tax Withholdings. At the time the option is exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan are disposed of (or at any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding or payment on account obligations, if any, which arise upon the exercise of the option or the disposition of the Shares (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to the sale or early disposition of Shares by the Eligible Employee. In addition,
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the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Shares or use any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulations Section 1.423-2(f).
8.7.Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party, provided that, if such segregation or deposit with an independent third party is required by Applicable Laws, it will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by U.S. Treasury Regulations Section 1.423-2(f). Until Shares are issued, Participants will have only the rights of an unsecured creditor with respect to such Shares.
9.Grant and Term of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of Shares determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price.
9.1.Certain Option Limits. In no event will an Eligible Employee be permitted to purchase during any Purchase Period more than 2,000 Shares (subject to any adjustment pursuant to Section 17), and provided further that such purchase will be subject to the limitations set forth in Sections 3 and 5.3 and in the subscription agreement. For future Offering Periods, the Administrator, in its absolute discretion, may increase or decrease the maximum number of Shares that an Eligible Employee may purchase during each Purchase Period or Offering Period, as applicable.
9.2.Option Receipt. The Eligible Employee may accept the grant of an option under the Plan by electing to participate in the Plan in accordance with the requirements of Section 7.
9.3.Option Term. Exercise of the option will occur as provided in Section 10, unless the Participant’s participation in the Plan has terminated pursuant to Sections 12 or 13. The option will expire on the last day of the Offering Period.
10.Exercise of Option.
10.1.Automatic Exercise. Unless a Participant’s participation in the Plan has terminated as provided in Sections 12 and 13, his or her option for the purchase of Shares will be exercised automatically on the Exercise Date, and the maximum number of full Shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional Shares will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full Share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, as applicable, subject to earlier withdrawal by the Participant as provided in Sections 12 or 13. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by him or her.
10.2.Pro Rata Allocations. If the Administrator determines that, on a given Exercise Date, the number of Shares with respect to which options are to be exercised may exceed (a) the number of Shares that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Shares on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as
2024 Proxy | Appendix A - 9

uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Shares on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 18. The Company may make a pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.
11.Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of Shares occurs, the Company will arrange the delivery to each Participant of the Shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that Shares be deposited directly with a broker designated by the Company or with a trustee or designated agent of the Company, and the Company may utilize electronic or automated methods of Share transfer. The Company may require that Shares be retained with such broker, trustee or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions or other dispositions of such Shares. No Participant will have any voting, dividend, or other stockholder rights with respect to Shares subject to any option granted under the Plan until such Shares have been purchased and delivered to the Participant as provided in this Section 11.
12.Withdrawal.
12.1.Withdrawal Procedures. A Participant may withdraw all but not less than all of the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (a) submitting to the Company’s finance department (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit B), or (b) following an electronic or other withdrawal procedure determined by the Administrator. The Administrator may set forth a deadline of when a withdrawal must occur to be effective prior to a given Exercise Date in accordance with policies it may approve from time to time. All of the Participant’s Contributions credited to his or her account will be paid to such Participant as soon as administratively practicable after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be terminated automatically, and no further Contributions for the purchase of Shares will be made by the Participant for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 7.
12.2.No Effect on Future Participation. A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
13.Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase Shares under the Plan will be returned to such Participant, or, in the case of his or her death, to the person or persons entitled thereto, and such Participant’s option will be automatically terminated. Unless determined otherwise by the Administrator in a manner that, with respect to an Offering under the 423 Component, is permitted by, and compliant with, Code Section 423, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan; however, if a Participant transfers from an Offering under the 423 Component to the Non-423 Component, the exercise of the option will be qualified under the 423 Component only to the extent it complies with Code Section 423; further, no Participant will be deemed to switch from an Offering under the Non-423 Component to an Offering under the 423 Component or vice versa unless (and then only to the extent) such switch would not cause the 423 Component or any option thereunder to fail to comply with Code Section 423.
14.Section 409A.
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14.1.The 423 Component. The 423 Component of the Plan is intended to be exempt from the application of Section 409A, and, to the extent not exempt, is intended to comply with Section 409A and any ambiguities herein will be interpreted to so be exempt from, or comply with, Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Section 409A. Notwithstanding the foregoing, the Company and any of its Parent or Subsidiaries will have no liability, obligation or responsibility to reimburse, indemnify, or hold harmless a Participant or any other party if the option to purchase Shares under the Plan that is intended to be exempt from or compliant with Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the option to purchase Shares under the Plan is compliant with Section 409A.
14.2.Tax Qualification. Although the Company may endeavor to (a) qualify an option under the Plan for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code or under a non-U.S. Designated Company tax-qualified sub-plan), the Company or Designated Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
15.Rights as Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such Shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such Shares. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if so required under Applicable Laws, in the name of the Participant and his or her spouse.
16.Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 12 hereof.
17.Adjustments, Dissolution, Liquidation, Merger or Change in Control.
17.1.Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan, the Purchase Price per Share, the class and the number of Shares covered by each outstanding option under the Plan that has not yet been exercised, and the numerical Share limits of Sections 3 and 9.1.
17.2.Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the
2024 Proxy | Appendix A - 11

New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 12 hereof (or, prior to such New Exercise Date, Participant’s participation in the Plan has terminated as provided in Section 13 hereof).
17.3.Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 12 hereof (or, prior to such New Exercise Date, Participant’s participation in the Plan has terminated as provided in Section 13 hereof).
18.Amendment or Termination.
18.1.Amendment, Suspension, Termination. The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of Shares on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 17). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase Shares will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 22 hereof) as soon as administratively practicable.
18.2.Certain Administrator Changes. Without stockholder consent and without limiting Section 18.1, the Administrator will be entitled to change the Offering Periods and any Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.
18.3.Changes Due to Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:
18.3.1.amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;
18.3.2.altering the Purchase Price for any Purchase Period or Offering Period including a Purchase Period or Offering Period underway at the time of the change in Purchase Price;
18.3.3.shortening any Purchase Period or Offering Period by setting a New Exercise Date, including a Purchase Period or Offering Period underway at the time of the Administrator action;
2024 Proxy | Appendix A - 12

18.3.4.reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and
18.3.5.reducing the maximum number of Shares a Participant may purchase during any Purchase Period or Offering Period.
Such modifications or amendments will not require shareholder approval or the consent of any Participants.
19.Conditions Upon Issuance of Shares.
19.1.Legal Compliance. Shares will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
19.2.Investment Representations. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
20.Term of Plan. On June 21, 2024 (the “Restatement Effective Date”), the Board adopted this amended and restated Plan (the “Amendment and Restatement”), which shall govern all grants of purchase rights under the Plan with respect to Offering Periods beginning on or after such Restatement Effective Date (but not any grants of purchase rights under the Plan with respect to Offering Periods that began prior to the Restatement Effective Date). For the terms and conditions of the Plan applicable to purchase rights under the Plan with respect to Offering Periods beginning prior to the Restatement Effective Date, refer to the version of the Plan in effect as of the date such Offering Periods began. The Amendment and Restatement of the Plan became effective as of its adoption by the Board on the Restatement Effective Date. The Plan will continue in effect for a term of twenty (20) years following the Restatement Effective Date, unless terminated earlier under Section 18.
21.Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. In the event that such shareholder approval is not obtained prior to the earliest Exercise Date for any Offering Period beginning on or after the Restatement Effective Date, then with respect to any Offering Period beginning on or after the Restatement Effective Date: (a) all Contributions, exercises, and purchases of Shares will be suspended as of immediately prior to such earliest Exercise Date; (b) all such Offering Periods will terminate immediately prior to such earliest Exercise Date, with no purchases having occurred thereunder; (c) all Contributions made under such Offering Periods will be returned, without interest, to the respective Participants; and (d) any Offering Periods scheduled to commence on or after such Exercise Date will not commence unless and until otherwise determined by the Administrator.
22.Interest. No interest will accrue on the Contributions of a Participant in the Plan, except as may be required by Applicable Laws, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply, with respect to Offerings under the 423 Component, to all Participants in the relevant Offering, except to the extent otherwise permitted by U.S. Treasury Regulations Section 1.423-2(f).
23.No Effect on Employment. Neither the Plan nor any option under the Plan will confer upon any Participant any right with respect to continuing the Participant’s employment with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such employment relationship at any time, free from any liability or claim under the Plan.
24.Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the
2024 Proxy | Appendix A - 13

amounts of Contributions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.
25.Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
26.Legal Construction.
26.1.Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality, or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal, or unenforceable provision had not been included.
26.2.Governing Law. The Plan will be governed by, and construed in accordance with, the laws of the State of California, but without regard to its conflict of law provisions.
26.3.Headings. Headings are provided herein for convenience only, and will not serve as a basis for interpretation of the Plan.
27.Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.
28.Automatic Transfer to Low Price Offering Period. Unless determined otherwise by the Administrator, this Section 28 applies to an Offering Period to the extent such Offering Period provides for more than one (1) Exercise Date within such Offering Period. To the extent permitted by Applicable Laws, if the Fair Market Value of a Share on any Exercise Date in an Offering Period is less than the Fair Market Value of a Share on the Enrollment Date of such Offering Period, then all Participants in such Offering Period will be withdrawn automatically from such Offering Period immediately after the exercise of their option on such Exercise Date and re-enrolled automatically in the immediately following Offering Period as of the first day thereof at the applicable Contribution rate in effect for the Participant. For clarity, to the extent any Offering Period that commenced prior to the Restatement Effective Date terminates pursuant to Section 5(b) of the Plan (for clarity, as in effect immediately prior to the Restatement Effective Date applicable to such Offering Period), the immediately following Offering Period into which Participants may be re-enrolled will be the next Offering Period under this amended and restated Plan that commences following the Offering Period terminated pursuant to such Section 5(b).
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2024 Proxy | Appendix A - 14

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Proxy — Credo Technology Group Holding Ltd

Notice of 2024 Annual General Meeting

Proxy Solicited by Board of Directors for Annual General Meeting — October 21, 2024

Daniel Fleming and James Laufman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Credo Technology Group Holding Ltd to be held on October 21, 2024 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR the election of the Class III directors and FOR proposals 2, 3 and 4.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.